UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14A-101)

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

  ☒  Preliminary Proxy Statement

  ☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

 ☐  Definitive Proxy Statement

  ☐  Definitive Additional Materials

  ☐  Soliciting Material under §240.14a-12

LEONABIO, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

 ☒  No fee required

  ☐  Fee paid previously with preliminary materials

  ☐  Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

[●], 2026

Dear Fellow Stockholders:

We are pleased to invite you to attend the special meeting of stockholders and any postponement, adjournments or other delays thereof, which we refer to as the Special Meeting of LeonaBio, Inc., a Delaware corporation, or the Company. The Special Meeting will be held on March 18, 2026, at 8:00 a.m., Pacific Time. The Special Meeting will be conducted virtually via live audio webcast. You will be able to attend the Special Meeting virtually by visiting www.virtualshareholdermeeting.com/LONA2026SM, where you will be able to listen to the meeting live, submit questions and vote online. The Special Meeting will be held for the following purposes:

Proposal 1.
To approve the issuance of 5,502,402 shares of common stock, par value $0.0001 per share, or the common stock, pursuant to the exercise of a pre-funded warrant, or the Sermonix Pre-Funded Warrant, held by Sermonix Pharmaceuticals, Inc., or Sermonix, in accordance with Nasdaq Rule 5635(a)(2).

Proposal 2.
To approve the issuance of shares of common stock to Sermonix pursuant to an exercise of the Sermonix Pre-Funded Warrant if, immediately following such exercise, Sermonix, together with its affiliates and any other persons whose beneficial ownership of shares of common stock would be aggregated with Sermonix for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, would beneficially own in excess of 19.99% of our outstanding common stock, in accordance with Nasdaq Rule 5635(b).

Proposal 3.
To approve the issuance of shares of common stock to Perceptive Advisors or its affiliates pursuant to the exercise of warrants if, immediately following such exercise, Perceptive Advisors, together with its affiliates and any other persons whose beneficial ownership of shares of common stock would be aggregated with Perceptive Advisors for purposes of Section 13(d) of the Exchange Act, would beneficially own in excess of 19.99% of our outstanding common stock, in accordance with Nasdaq Rule 5635(b).

Proposal 4.
To approve the LeonaBio, Inc. 2026 Equity Incentive Plan.

Proposal 5.
To amend our amended and restated certificate of incorporation to increase the number of authorized shares of common stock.

Proposal 6.
To adjourn the Special Meeting, if necessary or appropriate in the view of the board of directors, including to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt any of Proposal 1, Proposal 2, Proposal 3, Proposal 4 or Proposal 5.

These items of business are more fully described in the attached formal meeting notice and proxy statement. The record date for the Special Meeting is [●], 2026. Only stockholders of record at the close of business on that date are entitled to notice of and may vote at the Special Meeting or any adjournment thereof.

Your vote is important. Whether or not you attend the Special Meeting virtually, it is important that your shares be represented and voted at the Special Meeting. Therefore, we urge you to vote and submit your proxy promptly via the internet, telephone or mail.

On behalf of our board of directors, we would like to express our appreciation for your continued support of and interest in the Company.

Sincerely,

Mark J. Litton, Ph.D.

President and Chief Executive Officer

LeonaBio, Inc.

LEONABIO, INC.

18706 North Creek Parkway, Suite 104

Bothell, Washington 98011

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

Time and Date	8:00 a.m., Pacific Time, on March 18, 2026
Place

The Special Meeting will be conducted virtually via live audio webcast. You will be able to attend the Special Meeting virtually by visiting www.virtualshareholdermeeting.com/LONA2026SM, where you will be able to listen to the meeting live, submit questions and vote online during the meeting

Items of Business
•
Proposal No. 1: To approve the issuance of 5,502,402 shares of common stock, par value $0.0001 per share, or the common stock, pursuant to the exercise of a pre-funded warrant, or the Sermonix Pre-Funded Warrant, held by Sermonix Pharmaceuticals, Inc., or Sermonix, in accordance with Nasdaq Rule 5635(a)(2).
•
Proposal No. 2: To approve the issuance of shares of common stock to Sermonix pursuant to an exercise of the Sermonix Pre-Funded Warrant if, immediately following such exercise, Sermonix, together with its affiliates and any other persons whose beneficial ownership of shares of common stock would be aggregated with Sermonix for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, would beneficially own in excess of 19.99% of our outstanding common stock, in accordance with Nasdaq Rule 5635(b).
•
Proposal No. 3: To approve the issuance of shares of common stock to Perceptive Advisors or its affiliates, who we refer to together as Perceptive, pursuant to the exercise of warrants if, immediately following such exercise, Perceptive, together with any other persons whose beneficial ownership of shares of common stock would be aggregated with Perceptive for purposes of Section 13(d) of the Exchange Act, would beneficially own in excess of 19.99% of our outstanding common stock, in accordance with Nasdaq Rule 5635(b).
•
Proposal No. 4: To approve the LeonaBio, Inc. 2026 Equity Incentive Plan.
•
Proposal No. 5: To amend our amended and restated certificate of incorporation to increase the number of authorized shares of common stock.
•
Proposal No. 6: To adjourn the Special Meeting, if necessary or appropriate in the view of the board of directors, including to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt any of Proposal 1, Proposal 2, Proposal 3, Proposal 4 or Proposal 5.

Record Date

[●], 2026

Only stockholders of record as of [●], 2026 are entitled to notice of and to vote at the Special Meeting. For ten days prior to the Special Meeting, a complete list of stockholders of record entitled to vote at the Special Meeting will be available for examination by any stockholder for any purpose relevant to the Special Meeting. If you would like to view the list, please contact our corporate secretary to schedule an appointment by calling (425) 620-8520 or writing to LeonaBio, Inc., 18706 North Creek Parkway, Suite 104, Bothell, Washington 98011, Attention: Corporate Secretary.

Proxy Materials

The proxy statement and accompanying proxy card were first sent or given on or about [●], 2026 to all stockholders entitled to vote at the Special Meeting. You should have received a proxy card and postage-paid return envelope, through which your vote is being solicited on behalf of our board of directors.

If your shares of common stock are held in a brokerage account or by a broker, bank or other nominee (i.e., your shares are held beneficially in “street name”), you will receive a voting instruction form from the holder of record. You must provide voting instructions by completing the voting instruction form and returning it to your broker, bank or other nominee for your shares to be voted. We recommend that you instruct your broker, bank or other nominee to vote your shares using the voting instruction form. The availability of internet and telephone voting options will depend on the voting process of your broker, bank or other nominee.

Voting	Whether or not you plan to attend the virtual Special Meeting, we urge you to submit your proxy via the internet or telephone or by mail as soon as possible.

By order of the Board of Directors,

Mark J. Litton, Ph.D.

President and Chief Executive Officer

LeonaBio, Inc.

Bothell, Washington

[●], 2026

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL STOCKHOLDER MEETING TO BE HELD ON MARCH 18, 2026.

The proxy statement is available free of charge at www.ProxyVote.com. Information on this website, other than this proxy statement, is not a part of this proxy statement.

Please sign, date and return the enclosed proxy card in the envelope provided, or submit your proxy and voting instructions over the Internet or by telephone by following the instructions on the enclosed proxy card so that you may be represented at the special meeting.

LEONABIO, INC.

PROXY STATEMENT

FOR SPECIAL MEETING OF STOCKHOLDERS

To be Held at 8:00 a.m., Pacific Time, on March 18, 2026

The board of directors of LeonaBio, Inc., a Delaware corporation, or the Company, is soliciting proxies to be used at our special meeting of stockholders, including any adjournments, postponements or delays thereof, which we refer to as the Special Meeting. The Special Meeting will be held on March 18, 2026, at 8:00 a.m., Pacific Time. The Special Meeting will be conducted virtually via live audio webcast. You will be able to attend the Special Meeting virtually by visiting www.virtualshareholdermeeting.com/LONA2026SM, where you will be able to listen to the meeting live, submit questions and vote online during the meeting.

This proxy statement, the accompanying notice of special meeting and proxy card are first being sent or given on or about [●], 2026 to all stockholders of record as of [●], 2026. The proxy materials can be accessed as of [●], 2026 by visiting www.ProxyVote.com.

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR SPECIAL MEETING

Why am I receiving these materials?

This proxy statement and the accompanying proxy card are furnished in connection with the solicitation of proxies by our board of directors for use at the Special Meeting.

Your vote is very important. Whether or not you attend the virtual Special Meeting, it is important that your shares be represented and voted at the Special Meeting. Therefore, we urge you to vote and submit your proxy promptly via the internet, telephone or mail. Voting your shares by proxy ensures that if you are unable to attend the Special Meeting, your shares will be voted at the Special Meeting. Voting now will not limit your right to change your vote or to attend the Special Meeting.

What proposals will be voted on at the special meeting?

The following proposals will be voted on at the Special Meeting:

•
Proposal No. 1: To approve the issuance of 5,502,402 shares of common stock pursuant to the exercise of the Sermonix Pre-Funded Warrant in accordance with Nasdaq Rule 5635(a)(2).

•
Proposal No. 2: To approve the issuance of shares of common stock to Sermonix pursuant to an exercise of the Sermonix Pre-Funded Warrant if, immediately following such exercise, Sermonix, together with its affiliates and any other persons whose beneficial ownership of shares of common stock would be aggregated with Sermonix for purposes of Section 13(d) of the Exchange Act, would beneficially own in excess of 19.99% of our outstanding common stock, in accordance with Nasdaq Rule 5635(b).

•
Proposal No. 3: To approve the issuance of shares of common stock to Perceptive pursuant to the exercise of warrants if, immediately following such exercise, Perceptive, together with any other persons whose beneficial ownership of shares of common stock would be aggregated with Perceptive for purposes of Section 13(d) of the Exchange Act, would beneficially own in excess of 19.99% of our outstanding common stock, in accordance with Nasdaq Rule 5635(b).

•
Proposal No. 4: To approve the LeonaBio, Inc. 2026 Equity Incentive Plan.

•
Proposal No. 5: To amend our amended and restated certificate of incorporation to increase the number of authorized shares of common stock.

•
Proposal No. 6: To adjourn the Special Meeting, if necessary or appropriate in the view of the board of directors, including to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt any of Proposal 1, Proposal 2, Proposal 3, Proposal 4 or Proposal 5.

How does the board of directors recommend that I vote on these proposals?

Our board of directors recommends that you vote your shares:

•
“FOR” approval of the issuance of 5,502,402 shares of common stock pursuant to the exercise of the Sermonix Pre-Funded Warrant in accordance with Nasdaq Rule 5635(a)(2).

•
“FOR” approval of the issuance of shares of common stock to Sermonix pursuant to an exercise of the Sermonix Pre-Funded Warrant if, immediately following such exercise, Sermonix, together with its affiliates and any other persons whose beneficial ownership of shares of common stock would be aggregated with Sermonix for purposes of Section 13(d) of the Exchange Act, would beneficially own in excess of 19.99% of our outstanding common stock, in accordance with Nasdaq Rule 5635(b).

•
“FOR” approval of the issuance of shares of common stock to Perceptive pursuant to the exercise of warrants if, immediately following such exercise, Perceptive, together with any other persons whose beneficial ownership of shares of common stock would be aggregated with Perceptive for purposes of Section 13(d) of the Exchange Act, would beneficially own in excess of 19.99% of our outstanding common stock, in accordance with Nasdaq Rule 5635(b).

•
“FOR” approval of the LeonaBio, Inc. 2026 Equity Incentive Plan.

•
“FOR” the amendment of our amended and restated certificate of incorporation to increase the number of authorized shares of common stock.

•
“FOR” the adjournment of the Special Meeting, if necessary or appropriate in the view of the board of directors, including to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt any of Proposal 1, Proposal 2, Proposal 3, Proposal 4 or Proposal 5.

What will happen if the proposals are not approved at the special meeting?

The consequences of not obtaining approval of each of the proposals at the Special Meeting are described below.

No.	Proposal	Consequences of Failure to Obtain Approval
1	To approve the issuance of 5,502,402 shares of common stock pursuant to the exercise of the Sermonix Pre-Funded Warrant in accordance with Nasdaq Rule 5635(a)(2).

The Sermonix Pre-Funded Warrant will not be exercisable.

As further described under “Proposal One—Effect of Not Obtaining the Required Vote”, we may be required to pay up to $7.5 million to redeem a portion of the shares underlying the Sermonix Pre-Funded Warrant.

In addition, we will be required to bring this proposal for another vote by stockholders, as described under “Proposal No. 1—Effect of Not Obtaining the Required Vote.

2

To approve the issuance of shares of common stock to Sermonix pursuant to an exercise of the Sermonix Pre-Funded Warrant if, immediately following such exercise, Sermonix, together with its affiliates and any other persons whose beneficial ownership of shares of common stock would be aggregated with Sermonix for purposes of Section 13(d) of the Exchange Act, would beneficially own in excess of 19.99% of our outstanding common stock, in accordance with Nasdaq Rule 5635(b).

The Sermonix Pre-Funded Warrant will not be exercisable by Sermonix if, immediately following such exercise, Sermonix, together with its affiliates and any other persons whose beneficial ownership of shares of common stock would be aggregated with Sermonix for purposes of Section 13(d) of the Exchange Act, would own in excess of 19.99% of our outstanding common stock.

Moreover, as further described under “Proposal Two—Effect of Not Obtaining the Required Vote”, we may be required to pay up to $7.5 million to redeem a portion of the shares underlying the Sermonix Pre-Funded Warrant.

In addition, we will be required to bring this proposal for another vote by stockholders, as described under “Proposal No. 2—Effect of Not Obtaining the Required Vote.

3

To approve the issuance of shares of common stock to Perceptive pursuant to the exercise of warrants if, immediately following such exercise, Perceptive, together with any other persons whose beneficial ownership of shares of common stock would be aggregated with Perceptive for purposes of Section 13(d) of the Exchange Act, would beneficially own in excess of 19.99% of our outstanding common stock, in accordance with Nasdaq Rule 5635(b).

The warrants issued to Perceptive under the PIPE Financing, as described under “Description of the PIPE Financing,” will not be exercisable by Perceptive if, immediately following such exercise, Perceptive, together with any persons whose beneficial ownership of shares of common stock would be aggregated with Perceptive for purposes of Section 13(d) of the Exchange Act, would own in excess of 19.99% of our outstanding common stock.

In addition, we will be required to bring this proposal for another vote by stockholders, as described under “Proposal No. 3—Effect of Not Obtaining the Required Vote.

4	To approve the LeonaBio, Inc. 2026 Equity Incentive Plan.	If our stockholders do not approve our 2026 Equity Incentive Plan, the 2026 Equity Incentive Plan will not come into effect and our 2020 Equity Incentive Plan will remain in effect through the remainder of its term.
5	To amend our amended and restated certificate of incorporation to increase the number of authorized shares of common stock.

Only [●] shares of common stock will remain unreserved and available for future issuance. Moreover, if the proposal to approve our 2026 Equity Incentive Plan is approved but the proposal to increase the number of authorized shares of common stock is not approved, only [●] shares of common stock will remain unreserved and available for future issuance.

6

To adjourn the Special Meeting, if necessary or appropriate in the view of the board of directors, including to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt any of Proposal 1, Proposal 2, Proposal 3, Proposal 4 or Proposal 5.

We will be unable to adjourn the Special Meeting if necessary or appropriate in the view of the board of directors. In such circumstances, we may be required to call an additional special meeting of stockholders.

Who is entitled to vote at the special meeting?

Holders of our common stock as of the close of business on [●], 2026, the record date for the Special Meeting, may vote at the Special Meeting. As of the record date, there were [●] shares of our common stock outstanding. Each share of common stock is entitled to one vote on each matter properly brought before the Special Meeting. We do not have any outstanding shares of preferred stock.

Notwithstanding the above, and in compliance with the rules of Nasdaq, Perceptive has agreed that it will not vote [●] shares of common stock on Proposal 3. We refer to this as the Voting Restriction. Perceptive received the shares subject to the Voting Restriction pursuant to the Securities Purchase Agreement between the Company and the investors named therein, dated December 18, 2025, and further described under “Description of the PIPE Financing.”

Stockholders of Record. If your shares are registered directly in your name with our transfer agent, Computershare Inc., then you are considered the stockholder of record with respect to those shares, and this proxy statement was sent directly to you by us. As a stockholder of record, you have the right to grant your proxy directly to the individuals listed on the proxy card or to vote by ballot at the Special Meeting. Throughout this proxy statement, we refer to these holders as “stockholders of record.” Only stockholders of record as of [●], 2026 are entitled to notice of and to vote at the Special Meeting. For ten days prior to the Special Meeting, a complete list of stockholders of record entitled to vote at the Special Meeting will be available for examination by any stockholder for any purpose relevant to the Special Meeting. If you would like to view the list, please contact our corporate secretary to schedule an appointment by calling (425) 620-8520 or writing to LeonaBio, Inc., 18706 North Creek Parkway, Suite 104, Bothell, Washington 98011, Attention: Corporate Secretary.

Street Name Stockholders. If your shares are held in a brokerage account or by a broker, bank or other nominee, then you are considered the beneficial owner of shares held in street name, and this proxy statement was forwarded to you by your broker, bank or other nominee, which is considered the stockholder of record with respect to those shares. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares. Beneficial owners are also invited to attend the virtual Special Meeting. However, since a beneficial owner is not the stockholder of record, you may not vote your shares directly at the Special Meeting unless you follow the procedures for obtaining a legal proxy from your broker, bank or other nominee. If you request a printed copy of the proxy materials by mail, your broker, bank or other nominee will provide a voting instruction card for you to use. Throughout this proxy statement, we refer to these holders as “street name stockholders.”

How many votes are needed for approval of each proposal?

For each of the proposals submitted to the stockholders for a vote at the Special Meeting, approval will require the affirmative vote of the majority of the votes cast, affirmatively or negatively, for such proposal.

Broker non-votes and abstentions will be counted for purposes of determining the presence or absence of a quorum. However, neither broker non-votes nor abstentions will be considered votes cast for or against any proposal. Accordingly, broker non-votes and abstentions will have no impact on the outcome of any proposal.

With respect to Proposal 3 only, shares subject to the Voting Restriction are not entitled to vote on and will have no effect on the results.

What are broker non-votes?

Shares held in a brokerage account or by another nominee are considered held in “street name” by the stockholder or “beneficial owner.” A broker or nominee holding shares for a beneficial owner does not have discretion to vote on non-routine matters unless the broker or nominee receives specific voting instructions from the beneficial owner of the shares. A broker non-vote occurs when the broker or nominee does not receive voting instructions from the beneficial owner and does not have discretion to direct the voting of the shares on a non-routine matter. Proposals 1, 2, 3, 4 and 6 are non-routine matters and therefore, brokers may not vote on such matters without specific voting instruction from the beneficial holder. Proposal 5 is a routine matter and, as a result, we do not expect broker non-votes on this proposal.

What is the quorum requirement for the special meeting?

A quorum is the minimum number of shares required to be present or represented at the Special Meeting for the meeting to be properly held under our amended and restated bylaws, or the Bylaws, and Delaware law. The presence, including virtually or by proxy, of a majority of the voting power of the capital stock of the Company issued and outstanding and entitled to vote will constitute a quorum to transact business at the Special Meeting. Abstentions and broker non-votes, if any, are counted as present and entitled to vote for purposes of determining a quorum. Whether or not a quorum exists, the chairperson of the meeting may adjourn the meeting to another time or place.

How do I vote and what are the voting deadlines?

Stockholder of Record. If you are a stockholder of record, you may vote in one of the following ways:

•
By internet following the instructions using the control number provided on your proxy card;

•
By telephone using the numbers provided on your proxy card;

•
By attending the Special Meeting virtually by visiting www.virtualshareholdermeeting.com/LONA2026SM, where you can vote during the meeting; or

•
By signing, dating and returning your proxy card following the instructions on your proxy card. Your proxy card must be received prior to the Special Meeting

Street Name Stockholders. If you are a street name stockholder, then you will receive voting instructions from your broker, bank or other nominee. You must follow the instructions provided by your broker, bank or other nominee in order to instruct them on how to vote your shares. The availability of internet and telephone voting options will depend on the voting process of your broker, bank or other nominee. As discussed above, if you are a street name stockholder, then you may not vote your shares by ballot at the Special Meeting unless you obtain a “legal proxy” from your broker, bank or other nominee.

Notwithstanding the above, no shares subject to the Voting Restriction are entitled to vote on Proposal 3 and, accordingly, any proxies that we receive through this solicitation with respect to shares subject to the Voting Restriction will not confer authority to represent or vote such shares on Proposal 3.

What if I do not specify how my shares are to be voted or fail to provide timely directions to my broker, bank or other nominee?

Stockholder of Record. If you are a stockholder of record and you submit a proxy but you do not provide voting instructions, your shares will be voted:

•
“FOR” approval of the issuance of 5,502,402 shares of common stock pursuant to the exercise of the Sermonix Pre-Funded Warrant in accordance with Nasdaq Rule 5635(a)(2);

•
“FOR” approval of the issuance of shares of common stock to Sermonix pursuant to an exercise of the Sermonix Pre-Funded Warrant if, immediately following such exercise, Sermonix, together with its affiliates and any other persons whose beneficial ownership of shares of common stock would be aggregated with Sermonix for purposes of Section 13(d) of the Exchange Act, would beneficially own in excess of 19.99% of our outstanding common stock, in accordance with Nasdaq Rule 5635(b);

•
“FOR” approval of the issuance of shares of common stock to Perceptive pursuant to the exercise of warrants if, immediately following such exercise, Perceptive, together with any other persons whose beneficial ownership of shares of common stock would be aggregated with Perceptive for purposes of Section 13(d) of the Exchange Act, would beneficially own in excess of 19.99% of our outstanding common stock, in accordance with Nasdaq Rule 5635(b);

•
“FOR” approval of the LeonaBio, Inc. 2026 Equity Incentive Plan;

•
“FOR” the amendment of our amended and restated certificate of incorporation to increase the number of authorized shares of common stock; and

•
“FOR” the adjournment of the Special Meeting, if necessary or appropriate in the view of the board of directors, including to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt any of Proposal 1, Proposal 2, Proposal 3, Proposal 4 or Proposal 5.

Street Name Stockholders. Brokers, banks and other nominees holding shares of common stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker, bank or other nominee will have discretion to vote your shares on our sole routine matter: the proposal to amend our amended and restated certificate of incorporation to increase the number of authorized shares of common stock. Your broker, bank or other nominee will not have discretion to vote on any other proposals, which are considered non-routine matters, absent direction from you. In the event that your broker, bank or other nominee votes your shares on our routine matters, but is not able to vote your shares on non-routine matters, then those shares will be treated as broker non-votes with respect to non-routine proposals. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your shares are counted on each of the proposals.

Notwithstanding the above, no shares subject to the Voting Restriction are entitled to vote on Proposal 3 and, accordingly, any proxies that we receive through this solicitation with respect to shares subject to the Voting Restriction will not confer authority to represent or vote such shares on Proposal 3.

Can I change my vote or revoke my proxy?

Stockholder of Record. If you are a stockholder of record, you can change your vote or revoke your proxy before the Special Meeting by:

•
entering a new vote by internet or telephone (subject to the applicable deadlines for each method as set forth above);

•
completing and returning a later-dated proxy card, which must be received prior to the Special Meeting;

•
delivering a written notice of revocation to our corporate secretary at LeonaBio, Inc., 18706 North Creek Parkway, Suite 104, Bothell, Washington 98011, Attention: Corporate Secretary, which must be received prior to the Special Meeting; or

•
attending virtually and voting at the Special Meeting (although attendance at the Special Meeting will not, by itself, revoke a proxy).

Street Name Stockholders. If you are a street name stockholder, then your broker, bank or other nominee can provide you with instructions on how to change or revoke your proxy.

What do I need to do to attend the special meeting?

We will be hosting the Special Meeting via live webcast only. You will be able to attend the Special Meeting virtually, submit your questions during the meeting and vote your shares electronically during the meeting by visiting www.virtualshareholdermeeting.com/LONA2026SM. To participate in the Special Meeting, you will need the control number included on your proxy card. The Special Meeting webcast will begin promptly at 8:00 a.m., Pacific Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at [●], Pacific Time, and you should allow ample time for the check-in procedures.

How can I get help if I have trouble checking in or listening to the special meeting online?

If you encounter difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual meeting log-in page.

What is the effect of giving a proxy?

Proxies are being solicited by and on behalf of our board of directors. Mark Litton, our president and chief executive officer, Robert Renninger, our chief financial officer, and Mark Worthington, our general counsel, chief compliance officer and corporate secretary, have been designated as proxy holders for the Special Meeting by our board of directors. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Special Meeting in accordance with the instructions of the stockholder. If the proxy card is dated and signed but no specific instructions are given, then the shares will be voted in accordance with the recommendation of our board of directors. If any other matters are properly brought before the Special Meeting, then the proxy holders will use their own judgment to determine how to vote your shares.

Who will count the votes?

A representative of Broadridge Financial Solutions, Inc. will tabulate the votes and act as inspector of election.

How can I contact LeonaBio’s transfer agent?

You may contact our transfer agent, Computershare Inc., by telephone at (800) 736-3001, or by writing Computershare Inc.,

P.O. Box 43006, Providence, RI 02940-3078. You may also access instructions with respect to certain stockholder matters (e.g., change of address) via the internet at www.computershare.com/investor.

How are proxies solicited for the special meeting and who is paying for such solicitation?

Our board of directors is soliciting proxies for use at the Special Meeting by means of these proxy materials. By signing, dating and returning the proxy card, or by submitting your proxy over the internet or by telephone using the instructions found on the proxy card, you are authorizing the persons named as proxies to vote your shares at the Special Meeting as you have instructed. Proxies will be solicited on behalf of the board of directors by our directors, and certain of our executive officers and other employees.

We will bear the cost of soliciting proxies and will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for sending proxy materials to stockholders and obtaining their proxies. We have retained the services of Innisfree M&A Incorporated to assist in soliciting proxies from our stockholders for a fee of $25,000 plus reimbursement of reasonable expenses. In addition to soliciting the proxies by mail and the internet, certain of our directors, officers and employees, without compensation, may solicit proxies personally or by telephone, facsimile and e-mail.

We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of LeonaBio’s proxy materials. Copies of our solicitation materials will also be made available upon request to brokers, banks and other nominees to forward to the beneficial owners of the shares held of record by such brokers, banks or other nominees. The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communications or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation.

Could other matters be decided at the special meeting?

No business may be transacted at the Special Meeting except that referred to in this notice of special meeting and proxy statement, or in a supplemental notice given also in compliance with the provisions of the Bylaws, or such other business as may be germane or supplementary to the business that is stated in this notice of special meeting and proxy statement or any supplemental notice. We do not know of any other matters that may be presented for action at the Special Meeting other than those described in this proxy statement.

What happens if the special meeting is postponed?

The Special Meeting may be adjourned or postponed for the purpose of, among other things, soliciting additional proxies. Unless a new record date is fixed, your proxy will still be valid and may be voted at the adjourned or postponed meeting. You will still be able to change your proxy until it is voted.

Do I have appraisal rights?

Our stockholders are not entitled to dissenters’ or appraisal rights under the DGCL with respect to any of the proposals being voted on at the Special Meeting.

What is the reverse stock split?

On September 17, 2025, we effected a 10-for-1 reverse stock split of our common stock. The reverse stock split was approved by our stockholders at our 2025 annual meeting.

As a result of the reverse stock split, every ten shares of our issued and outstanding common stock were automatically combined into one issued and outstanding share of common stock, without any change in the par value per share. Any fractional shares that would otherwise be issuable as a result of the reverse stock split were paid out in cash. The total number of authorized shares of common stock under our amended and restated charter was reduced from 900,000,000 to 90,000,000 and the total number of authorized shares of our capital stock was reduced from 1,000,000,000 to 190,000,000. Proportional adjustments were made to the number of shares of common stock issuable upon the exercise or settlement of our outstanding options and restricted stock units, and the number of shares authorized and reserved for issuance pursuant to our equity incentive plans.

Unless otherwise noted, all share amounts in this proxy statement reflect the 10-for-1 reverse stock split.

Where can I find the voting results of the special meeting?

We will disclose voting results on a Current Report on Form 8-K that we will file with the Securities and Exchange Commission within four business days after the meeting. If final voting results are not available to us in time to file a Form 8-K, then we will file a Form 8-K to publish preliminary results and will provide the final results in an amendment to the Form 8-K as soon as they become available.

What does it mean if I receive more than one copy of the proxy materials?

If you receive more than one copy of the proxy materials, then your shares may be registered in more than one name and/or are registered in different accounts. Please follow the voting instructions on each proxy card to ensure that all of your shares are voted.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may i obtain an additional copy of the proxy materials?

We have adopted a procedure called “householding,” which the Securities and Exchange Commission has approved. Under this procedure, we can deliver a single copy of the proxy materials to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy, or, if a stockholder is receiving multiple copies, to request that we only send a single copy of future Notices of Internet Availability or proxy statements and annual reports, as applicable, stockholders may contact us at the following address and telephone number:

LeonaBio, Inc.

Attention: Investor Relations

18706 North Creek Parkway, Suite 104

Bothell, Washington 98011

Tel: (425) 620-8501

Stockholders may also request additional copies of this proxy statement, or copies of the proxy statement, annual report and form of proxy relating to future stockholder meetings by (1) visiting www.ProxyVote.com, (2) calling 1-800-579-1639 or (3) sending an email to sendmaterial@proxyvote.com.

Street name stockholders may contact their broker, bank or other nominee to request information about householding.

What is the deadline to propose actions for consideration at the 2026 annual meeting of stockholders or to nominate individuals to serve as directors?

If a stockholder would like us to consider including a proposal in our proxy statement for the 2026 annual meeting of stockholders pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, then the proposal must have been received by our corporate secretary at our principal executive offices on or before December 15, 2025. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

LeonaBio, Inc.

Attention: Corporate Secretary

18706 North Creek Parkway, Suite 104

Bothell, Washington 98011

The Bylaws also establish an advance notice procedure for stockholders who wish to present a proposal or nominate a director at an annual meeting, but do not seek to include the proposal or director nominee in our proxy statement. In order to be properly brought before the 2026 annual meeting, the stockholder must provide timely written notice to our corporate secretary, at our principal executive offices, and any such proposal or nomination must constitute a proper matter for stockholder action. The written notice must contain the information specified in the Bylaws. To be timely, a stockholder’s written notice must be received by our corporate secretary at our principal executive offices:

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no earlier than 8:00 a.m., Eastern time, on January 29, 2026; and

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no later than 5:00 p.m., Eastern time, on February 28, 2026.

If we hold our 2026 annual meeting more than 25 days before or after the one-year anniversary of the 2025 annual meeting, then such written notice must be received by our corporate secretary at our principal executive offices:

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no earlier than 8:00 a.m., Eastern time, on the 120th day prior to the day of our 2026 annual meeting, and

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no later than 5:00 p.m., Eastern time, on the later of the 90th day prior to the day of the 2026 annual meeting and, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of the annual meeting is first made by us.

In addition, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must also comply with the additional requirements of Rule 14a-19(b) of the Exchange Act.

If a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting of stockholders does not appear to present his, her or its proposal at such annual meeting, then we are not required to present the proposal for a vote at such annual meeting.

DESCRIPTION OF THE SERMONIX TRANSACTION

Sermonix License

On December 18, 2025, we entered into agreements with Sermonix Pharmaceuticals, Inc., or Sermonix, and Ligand Pharmaceuticals Incorporated, or Ligand, granting us exclusive licenses and rights to develop, manufacture and commercialize oral forms of the selective estrogen-receptor modulator known as lasofoxifene in all countries and territories of the world except for Asia and certain countries in the Middle East. Under the terms of our license agreement with Sermonix, or the Sermonix License, we assumed responsibility, in such countries and territories, for the ongoing global Phase 3 clinical trial of oral lasofoxifene entitled “Evaluation of Lasofoxifene in ESR1 Mutations (ELAINE-3),” or the ELAINE-3 Study, and we are coordinating with Sermonix and Shanghai Henlius Biotech, Inc., or Henlius, Sermonix’s exclusive licensee for oral lasofoxifene in Asia and certain countries in the Middle East, or the Retained Territory, with respect to Henlius’ conduct of the ELAINE-3 Study in the Retained Territory.

Licenses and Exclusivity

Under the Sermonix License, we received from Sermonix an exclusive (even as to Sermonix), sublicensable license, under relevant patents and know-how owned or in-licensed by Sermonix, to develop, manufacture, commercialize and otherwise exploit products containing lasofoxifene, or the Licensed Products, in all countries outside the Retained Territory, or the Licensed Territory. Such license does not include a sublicense under the patents and know-how that Sermonix previously in-licensed from Ligand because we entered into a direct license agreement with Ligand to replace Sermonix’s license from Ligand with respect to Licensed Products in the Licensed Territory. During the term of the Sermonix License, Sermonix and its affiliates are prohibited from developing, manufacturing, commercializing or otherwise exploiting products that selectively modulate the estrogen receptor, although Sermonix retains the ability to fulfill its obligations under its license agreement with Henlius, or the Sermonix-Henlius Agreement, with respect to the Licensed Products in the Retained Territory.

Development, Manufacture and Commercialization Activities

Under the Sermonix License, we have the sole right to conduct all development (including regulatory activities), manufacturing and commercialization of Licensed Products in the Licensed Territory, at our sole cost and expense. We are obligated to use commercially reasonable efforts to develop and obtain and maintain regulatory approval for at least one Licensed Product in the Licensed Territory and, following receipt of regulatory approval, to use commercially reasonable efforts to commercialize the applicable Licensed Product in the country of approval. We have assumed certain of Sermonix’s agreements with third parties that are conducting or supporting the ELAINE-3 Study in the Licensed Territory and certain agreements with third-party contract manufacturers that have been supplying drug substance and drug product for the ELAINE-3 Study. All of Sermonix’s existing inventory of Licensed Product drug substance and drug product will be transferred to us at no additional cost and we will provide a portion of such inventory to Henlius for use in the ELAINE-3 Study in the Retained Territory.

Financial Terms

As consideration for the rights granted to us under the Sermonix License, we agreed to issue securities to Sermonix as discussed below under “Sermonix Transaction—Sermonix Securities Issuance”, make payments to certain of Sermonix’s third-party service providers that total approximately $16.8 million, and make payments to Sermonix of $75,000 per month, subject to adjustment from time to time upon mutual agreement of the parties. We may credit the amount of such monthly payments against all milestone, royalty, and net proceed payments that become due to Sermonix under the Sermonix License, and our obligation to make such monthly payments will end upon Sermonix’s receipt of the first such milestone, royalty or net proceeds payment. If we or our affiliates achieve certain commercialization or annual net sales milestones with respect to the Licensed Products, we will make milestone payments to Sermonix up to a maximum aggregate total of $100.0 million, a portion of which may be payable in cash or shares of common stock at our discretion, with final terms to be negotiated between the parties. In addition, we are obligated to make royalty payments to Sermonix based on our and our affiliates’ annual net sales of the Licensed Products in the Licensed Territory, with the applicable royalty rates ranging from sub-single digit to low-single digit percentages, subject to customary reductions. Such royalty obligation will expire on a Licensed Product-by-Licensed Product and country-by-country basis on the latest of (i) the expiration of the last valid claim of a patent licensed to us by Sermonix that covers such Licensed Product in such country, (ii) the expiration of regulatory exclusivity of such Licensed Product in such country; and (iii) 10 years after the first commercial sale of such Licensed Product in such country. If we sublicense or divest our rights to the Licensed Products to a third party, then in lieu of the milestone and royalty payments described above, we will pay to Sermonix a percentage of the net proceeds from such sublicensing or divestiture transaction. The applicable percentage is based on the type of payment received by us from the third party as well as status of development of the Licensed Products at the time that the sublicense or divestiture transaction is entered into, with rates starting in the high-double digit and decreasing to low-double digit percentages. As consideration for our payment and other obligations under the Sermonix License, we will be eligible to receive from Henlius all milestone and royalty payments that Henlius owes to Sermonix under the Sermonix-Henlius Agreement other than royalties that Sermonix owes to Ligand on account of Sermonix’s license agreement with Ligand, and with the further exception that, if Henlius and Sermonix later agree to share the costs of developing the Licensed Products in Japan, then we will not be entitled to receive Sermonix’s share of income arising from the sublicensing of Japanese rights to the Licensed Product.

Term and Termination

The Sermonix License will remain in effect until we, our affiliates and our sublicensees are no longer developing or commercializing any Licensed Product in the Licensed Territory. Each party may terminate the Sermonix License in its entirety for the uncured material breach by or insolvency of the other party. We may terminate the Sermonix License in its entirety for safety reasons or for convenience at any time after the topline data readout of the ELAINE 3 Study. Upon termination, all rights and licenses granted to us will revert to Sermonix.

The Sermonix License includes certain other customary terms and conditions, including mutual representations and warranties, indemnification, and confidentiality provisions.

An affiliate of Perceptive held approximately 29% of the outstanding capital stock of Sermonix (excluding securities convertible into shares of capital stock) at the time of entry into the Sermonix License and Sermonix Securities Purchase Agreement. Joseph Edelman, a member of the Company’s Board, is the managing member of Perceptive Advisors LLC, the investment manager of Perceptive.

Sermonix Securities Issuance

In connection with entry into the Sermonix License, on December 18, 2025 we and Sermonix entered into a securities purchase agreement, or the Sermonix Securities Purchase Agreement, pursuant to which on December 23, 2025 we issued to Sermonix a pre-funded warrant to purchase 5,502,402 shares of common stock at an exercise price of $0.001 per share, or the Sermonix Pre-Funded Warrant. The shares issuable upon exercise of the Sermonix Pre-Funded Warrant constitute partial consideration for Sermonix’s entry into the Sermonix License.

The Sermonix Pre-Funded Warrant is subject to two restrictions on exercise:

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In compliance with Nasdaq Rule 5635(a)(2), the Sermonix Pre-Funded Warrant will not be exercisable until our stockholders approve the issuance of shares to Sermonix pursuant thereto; and

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In compliance with Nasdaq Rule 5635(b), the Sermonix Pre-Funded Warrant may not be exercised if, immediately prior to or following such exercise, Sermonix, together with its affiliates and any other persons whose beneficial ownership of shares of common stock would be aggregated with Sermonix for purposes of Section 13(d) of the Exchange Act, would beneficially own more than 19.99% of our common stock prior to receipt of the stockholder approval.

We have agreed to, no later than in connection with our 2026 annual meeting of stockholders, or the Annual Meeting, provide notice of, and solicit proxies from our stockholders to obtain approval such that the Sermonix Pre-Funded Warrant can be exercised at any time without restriction or additional stockholder approval. If such stockholder approval is not obtained at or before the Annual Meeting, we have agreed to cause an additional meeting (special or general) of stockholders to be held every 90 days thereafter for the purpose of obtaining stockholder approval until stockholder approval is obtained.

If stockholder approval has not been obtained by the first anniversary of the original issuance of the Sermonix Pre-Funded Warrant, then Sermonix will have the right at any time and from time to time prior to such time that stockholder approval is obtained thereafter, to redeem a portion of the shares underlying the Sermonix Pre-Funded Warrant, subject to certain conditions and limitations. If Sermonix exercises its redemption right, we will be required to pay an amount up to (a) $6.35 multiplied by (b) the number of shares of common stock with respect to which Sermonix is exercising the right. The redemption right will terminate on the earlier of (1) such time as we have paid an aggregate of $7.5 million to Sermonix in connection with one or more exercises of the redemption right; and (2) immediately upon receipt of stockholder approval for issuance of shares under the Sermonix Pre-Funded Warrant.

For additional information about the Sermonix License or the Sermonix Securities Purchase Agreement, see Amendment No. 1 to the Company’s Current Report on Form 8-K, filed on December 18, 2025.

DESCRIPTION OF THE PIPE FINANCING

On December 18, 2025, we entered into a securities purchase agreement, or the PIPE Securities Purchase Agreement, with a select group of investors, including Perceptive, and other accredited investors. We refer to this transaction as the PIPE Financing. Pursuant to the PIPE Securities Purchase Agreement, on December 23, 2025 we issued and sold, by way of a private placement, an aggregate of:

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5,356,547 shares of common stock, or the PIPE Initial Shares;

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pre-funded warrants, or the PIPE Pre-Funded Warrants, to purchase 8,816,684 shares of common stock;

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accompanying warrants, or the PIPE Series A Common Warrants, to purchase 23,031,494 shares of common stock and/or shares underlying pre-funded warrants, representing 162.5% of the aggregate of PIPE Initial Shares and the shares of common stock underlying the PIPE Pre-Funded Warrants; and

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accompanying warrants, or the PIPE Series B Common Warrants to purchase 21,259,842 shares of common stock and/or shares underlying pre-funded warrants, representing 150% of the aggregate of PIPE Initial Shares and the shares of common stock underlying the PIPE Pre-Funded Warrants.

The purchase price for each PIPE Initial Share (including the accompanying PIPE Series A Common Warrants and Series B Common Warrants) was $6.35 and the purchase price for each PIPE Pre-Funded Warrant (including the accompanying PIPE Series A Common Warrants and PIPE Series B Common Warrants) was $6.349 per each share underlying the PIPE Pre-Funded Warrant. Gross proceeds were approximately $90 million, excluding placement agent fees and offering expenses.

The PIPE Pre-Funded Warrants are exercisable at an exercise price of $0.001 per share, subject to customary adjustments under the terms thereof and are exercisable at any time on or after issuance, subject to the restriction discussed below.

The PIPE Series A Common Warrants have an exercise price of $6.35 per share to be paid in cash (unless a resale registration statement is unavailable at the time of exercise, in which case the PIPE Series A Common Warrants will be exercisable on a cashless net exercise basis), subject to adjustments as provided therein, and will be exercisable, subject to the restrictions discussed below, after the earlier of (1) the latest of (a) June 30, 2026, (b) the date on which we publicly announce, by means of a widely disseminated press release or a Current Report on Form 8-K, the enrollment of the 500th subject or the last subject, whichever is earlier, in the ELAINE-3 Study; provided that the total enrollment will be no less than 500 subjects unless the study’s Data Safety Monitoring Board recommends stopping enrollment at an earlier time or unless the FDA permits a different number for subject enrollment in a protocol amendment; and (c) the date on which the FDA approves or issues a complete response letter to Eli Lilly & Co.'s marketing application, including a supplement to a new drug application, for imlunestrant in combination with abemaciclib in breast cancer, and (2) October 31, 2026. The PIPE Series A Common Warrants will remain exercisable until the 30th day following their initial exercise date, except that if such initial exercise date has not occurred by December 23, 2030, then the PIPE Series A Common Warrants will terminate on December 23, 2030.

The PIPE Series B Common Warrants have an exercise price of $7.62 per share payable on a cashless net exercise basis, subject to adjustments as provided therein, and will be exercisable, subject to the restrictions discussed below, after the later of (1) June 30, 2026 and (2) the date of the completion of the public readout of topline results of the ELAINE-3 Study. The PIPE Series B Common Warrants will remain exercisable until the 30th day following their initial exercise date, except that if the initial exercise date has not occurred by December 23, 2030, then the PIPE Series B Common Warrants will terminate on December 23, 2030.

Each of the PIPE Pre-Funded Warrants, the PIPE Series A Common Warrants and the PIPE Series B Common Warrants contain a restriction on exercise such that none can be exercised if, immediately prior to or following such exercise, the applicable holder, together with its affiliates and any other persons whose beneficial ownership of shares of common stock would be aggregated with the holder for purposes of Section 13(d) of the Exchange Act, would beneficially own more than one of 4.99%, 9.99% or 19.99% of the total number of issued and outstanding shares of our common stock following the exercise. The percentage to be included in each PIPE Pre-Funded Warrant, PIPE Series A Common Warrant and PIPE Series B Common Warrant was selected by the PIPE purchaser at closing of the PIPE Financing. Such percentage may be increased or decreased by the applicable holder with 61 days’ written notice to us; provided, however, that such percentage may in no event exceed 19.99% prior to a vote of our stockholders approving the removal of such exercise limitation, in compliance with Nasdaq Rule 5635(b). Certain PIPE purchasers elected a maximum percentage of 4.99% that is not subject to increase.

Perceptive, a current stockholder of the Company, together with an affiliated fund, purchased an aggregate of $20.0 million of the securities sold in the PIPE Financing. Joseph Edelman, a member of the Company’s Board, is the managing member of Perceptive Advisors LLC, the investment manager of Perceptive.

The Company will use the net proceeds from the PIPE Financing for working capital and will not use such proceeds for (1) the repayment of borrowed debt, (2) to redeem any common stock or any securities of the Company that would entitle the holder thereof to acquire at any time common stock, subject to certain exceptions, (3) for the settlement of any litigation that is outstanding as of the closing of the PIPE Financing, and (4) to in-license or develop a drug candidate other than lasofoxifene or any drug or drug candidate in the Company’s pipeline as of the closing of the PIPE Financing until the earlier of such time as the topline results of the ELAINE-3 Study become available and the second anniversary of the effective date of the PIPE Securities Purchase Agreement.

In addition, pursuant to the terms of the PIPE Securities Purchase Agreement, for so long as funds affiliated with each of Commodore Capital LP, or Commodore, and TCG Crossover Management LLC, or TCGX, respectively, beneficially own 5% or more in the aggregate of our issued and outstanding common stock (including any shares of common stock issuable upon the exercise of any outstanding warrants issued in the PIPE Financing whose initial exercise date has occurred), each of Commodore and TCGX will be entitled to designate one member of our board of directors, and we will take all actions reasonably necessary to have such designee promptly appointed to our board of directors, including, but not limited to, increasing the size of the board of directors to accommodate the appointment of such designee, subject to specified conditions. In addition, we have agreed to use reasonable best efforts to cause the resignation of two (2) current members of the board of directors by the six-month anniversary of closing of the PIPE Financing.

For additional information about the PIPE Financing or the PIPE Securities Purchase Agreement, see Amendment No. 1 to the Company’s Current Report on Form 8-K, filed on December 18, 2025.

PROPOSAL NO. 1

A proposal to approve the issuance of 5,502,402 shares of common stock pursuant to the exercise of the Sermonix Pre-Funded Warrant in accordance with Nasdaq Rule 5635(a)(2).

DESCRIPTION OF PROPOSAL

Overview

As described above under “Description of the Sermonix Transaction,” on December 23, 2025, we issued the Sermonix Pre-Funded Warrant, representing a right to purchase 5,502,402 shares of common stock at an exercise price of $0.001 per share. Pursuant to Nasdaq Rule 5635(a)(2), the Sermonix Pre-Funded Warrant may not be exercised unless approval from our stockholders is obtained. We are seeking stockholder approval pursuant to Nasdaq Rule 5635(a)(2) for the issuance of 5,502,402 shares of common stock pursuant to the full or partial exercise of the Sermonix Pre-Funded Warrant.

An affiliate of Perceptive held approximately 29% of the outstanding capital stock of Sermonix (excluding securities convertible into shares of capital stock) at the time of entry into the Sermonix License and Sermonix Securities Purchase Agreement.

Reasons for Stockholder Approval

Our common stock is listed on the Nasdaq Capital Market and, as such, we are subject to the applicable rules of Nasdaq, including Nasdaq Rule 5635(a)(2). Pursuant to Nasdaq Rule 5635(a)(2), stockholder approval is required prior to the issuance of securities in connection with the acquisition of stock or assets of another company if (1) any director, officer, or Substantial Shareholder (as defined by Nasdaq Rule 5635(e)(3)) has a 5% or greater interest (or such persons collectively have a 10% or greater interest), directly or indirectly, in the Company or assets to be acquired or in the consideration to be paid in the transaction or series of related transactions and (2) the present or potential issuance of common stock, or securities convertible into or exercisable for common stock, could result in an increase in outstanding common shares or voting power of 5% or more.

As further described under “Description of the Sermonix Transaction,” under the Sermonix License, we acquired certain rights from Sermonix relating to lasofoxifene. In addition, an affiliate of Perceptive, which at the time of entry into the Sermonix License held more than 10% of our outstanding common stock, then held approximately 29% of the outstanding capital stock of Sermonix (excluding securities convertible into shares of capital stock). Moreover, Joseph Edelman, a member of our board of directors, is the managing member of the investment manager of Perceptive. For these reasons, and because the Sermonix Pre-Funded Warrant was issued in partial consideration for the Sermonix License, the issuance of shares to the holder of the Sermonix Pre-Funded Warrant upon exercise is subject to approval by our stockholders.

The Sermonix Pre-Funded Warrant includes a restriction on exercise providing that it is not exercisable in the absence of stockholder approval. Please see “Description of the Sermonix Transaction” above for descriptions of the Sermonix License, the Sermonix Securities Purchase Agreement and the Sermonix Pre-Funded Warrant.

Effect of Vote in Favor of the Proposal

If our stockholders approve this proposal at the Special Meeting, the Sermonix Pre-Funded Warrant will become fully exercisable for an aggregate of 5,502,402 shares of common stock, subject to the restrictions of Nasdaq Rule 5635(b), the removal of which is the subject of Proposal 2 discussed below.

Effect of Not Obtaining the Required Vote

In the event our stockholders do not approve this proposal at the Special Meeting, the Sermonix Pre-Funded Warrant will not be exercisable.

As described above under “Description of the Sermonix Transaction—Sermonix Securities Issuance,” if stockholder approval has not been obtained by the first anniversary of the original issuance of the Sermonix Pre-Funded Warrant, then Sermonix will have the right at any time and from time to time prior to such time that stockholder approval is obtained thereafter, to redeem a portion of the shares underlying the Sermonix Pre-Funded Warrant, subject to certain conditions and limitations. If Sermonix exercises its redemption right, we will be required to pay an amount up to (a) $6.35 multiplied by (b) the number of shares of common stock with respect to which Sermonix is exercising the right. The redemption right will terminate on the earlier of (1) such time as we have paid an aggregate of $7.5 million to Sermonix in connection with one or more exercises of the redemption right; and (2) immediately upon receipt of stockholder approval for issuance of shares under the Sermonix Pre-Funded Warrant.

In addition, pursuant to the Sermonix Securities Purchase Agreement, if this proposal is not approved by our stockholders we will be required to submit this proposal to another vote by our stockholders at our 2026 annual meeting. If the approval of our stockholders is not obtained at the 2026 annual meeting, we will be required to cause additional meetings (special or general) of stockholders to be held every 90 days thereafter for the purpose of obtaining stockholder approval until stockholder approval is obtained.

Vote Required

The approval of this proposal requires the affirmative vote of the majority of the votes cast, affirmatively or negatively. Broker non-votes and abstentions will be counted for purposes of determining the presence or absence of a quorum. However, neither broker non-votes nor abstentions will be considered votes cast for or against this proposal. Accordingly, broker non-votes and abstentions will have no impact on the outcome of this proposal.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 1.

PROPOSAL NO. 2

A proposal to approve the issuance of shares of common stock to Sermonix pursuant to an exercise of the Sermonix Pre-Funded Warrant if, immediately following such exercise, Sermonix, together with its affiliates and any other persons whose beneficial ownership of shares of common stock would be aggregated with Sermonix for purposes of Section 13(d) of the Exchange Act, would beneficially own in excess of 19.99% of our outstanding common stock, in accordance with Nasdaq Rule 5635(b).

DESCRIPTION OF PROPOSAL

Overview

As described above under “Description of Sermonix Transaction,” on December 23, 2025, we issued the Sermonix Pre-Funded Warrant, representing a right to purchase 5,502,402 shares of common stock at an exercise price of $0.001 per share. We are seeking stockholder approval for Sermonix to exercise the Sermonix Pre-Funded Warrant in the event such exercise results in Sermonix, together with its affiliates and any other persons whose beneficial ownership of shares of common stock would be aggregated with Sermonix for purposes of Section 13(d) of the Exchange Act, owning in excess of 19.99% of our outstanding common stock immediately following the exercise. Such ownership may be reached upon initial exercise of the warrant or following one or more partial exercises.

An affiliate of Perceptive held approximately 29% of the outstanding capital stock of Sermonix (excluding securities convertible into shares of capital stock) at the time of entry into the Sermonix License and Sermonix Securities Purchase Agreement. Joseph Edelman, a member of the Company’s Board, is the managing member of Perceptive Advisors LLC, the investment manager of Perceptive.

Reasons for Stockholder Approval

Our common stock is listed on the Nasdaq Capital Market and, as such, we are subject to the applicable rules of Nasdaq, including Nasdaq Rule 5635(b). Pursuant to Nasdaq Rule 5635(b), stockholder approval is required prior to the issuance of securities when the issuance or potential issuance will result in a change of control of the company. Under Nasdaq guidance, a change of control may occur when, as a result of the issuance, the recipient owns, or has the right to acquire, 20% or more of the outstanding shares of common stock or voting power of a company.

We have an aggregate of [●] shares of common stock outstanding as of the record date. As a result, full exercise by Sermonix of the Sermonix Pre-Funded Warrant may result in Sermonix owning [●]% of our common stock immediately following such exercise, which would be more than 19.99% of our outstanding common stock.

Under Nasdaq guidance, an issuance of all the shares underlying the Sermonix Pre-Funded Warrant may constitute a change of control (including, among other reasons, because such issuance may result in Sermonix owning 20% or more of our outstanding common stock). As a result, the issuance of shares to Sermonix pursuant to full exercise of the Sermonix Pre-Funded Warrant is subject to approval by our stockholders.

The Sermonix Pre-Funded Warrant includes a restriction on exercise providing that it is not exercisable if, immediately prior to or following such exercise, Sermonix, together with its affiliates and any other persons whose beneficial ownership of shares of common stock would be aggregated with Sermonix for purposes of Section 13(d) of the Exchange Act, would beneficially own more than 19.99% of our common stock prior to receipt of the stockholder approval. Please see “Description of the Sermonix Transaction” above for descriptions of the Sermonix License, the Sermonix Securities Purchase Agreement and the Sermonix Pre-Funded Warrant.

Effect of Vote in Favor of the Proposal

If our stockholders approve this proposal at the Special Meeting, the Sermonix Pre-Funded Warrant will become fully exercisable for an aggregate of 5,502,402 shares of common stock regardless of Sermonix’s ownership of our common stock immediately following such exercise.

However, if stockholders do not approve Proposal 1 at the Special Meeting, the Sermonix Pre-Funded Warrant will not be exercisable by Sermonix even if this Proposal 2 is approved. See “Proposal 2—Effect of Not Obtaining the Required Vote.”

Effect of Not Obtaining the Required Vote

In the event our stockholders do not approve this proposal at the Special Meeting, the Sermonix Pre-Funded Warrant will not be exercisable by Sermonix if, immediately following such exercise, Sermonix, together with its affiliates and any other persons whose beneficial ownership of shares of common stock would be aggregated with Sermonix for purposes of Section 13(d) of the Exchange Act, would own in excess of 19.99% of our outstanding common stock.

As described above under “Description of the Sermonix Transaction—Sermonix Securities Issuance,” if stockholder approval has not been obtained by the first anniversary of the original issuance of the Sermonix Pre-Funded Warrant, then Sermonix will have the right at any time and from time to time prior to such time that stockholder approval is obtained thereafter, to redeem a portion of the shares underlying the Sermonix Pre-Funded Warrant, subject to certain conditions and limitations. If Sermonix exercises its redemption right, we will be required to pay an amount up to (a) $6.35 multiplied by (b) the number of shares of common stock with respect to which Sermonix is exercising the right. The redemption right will terminate on the earlier of (1) such time as we have paid an aggregate of $7.5 million to Sermonix in connection with one or more exercises of the redemption right; and (2) immediately upon receipt of stockholder approval for issuance of shares under the Sermonix Pre-Funded Warrant.

In addition, pursuant to the Sermonix Securities Purchase Agreement, if this proposal is not approved by our stockholders we will be required to submit this proposal to another vote by our stockholders at our 2026 annual meeting. If the approval of our stockholders is not obtained at the 2026 annual meeting, we will be required to cause additional meetings (special or general) of stockholders to be held every 90 days thereafter for the purpose of obtaining stockholder approval until stockholder approval is obtained.

Vote Required

The approval of this proposal requires the affirmative vote of the majority of the votes cast, affirmatively or negatively. Broker non-votes and abstentions will be counted for purposes of determining the presence or absence of a quorum. However, neither broker non-votes nor abstentions will be considered votes cast for or against this proposal. Accordingly, broker non-votes and abstentions will have no impact on the outcome of this proposal.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 2.

PROPOSAL NO. 3

A proposal to approve the issuance of shares of common stock to Perceptive pursuant to the exercise of warrants if, immediately following such exercise, Perceptive, together with any other persons whose beneficial ownership of shares of common stock would be aggregated with Perceptive for purposes of Section 13(d) of the Exchange Act, would beneficially own in excess of 19.99% of our outstanding common stock, in accordance with Nasdaq Rule 5635(b).

DESCRIPTION OF PROPOSAL

Overview

As described under “Description of the PIPE Financing,” on December 23, 2025, we issued and sold, by way of the Private Placement:

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5,356,547 PIPE Initial Shares, of which 1,319,026 were sold to Perceptive or an affiliate thereof;

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PIPE Pre-Funded Warrants to purchase 8,816,684 shares of common stock, of which 1,830,580 shares are subject to PIPE Pre-Funded Warrants held by Perceptive and its affiliates;

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PIPE Series A Common Warrants, to purchase 23,031,494 shares of common stock, including PIPE Series A Common Warrants to Perceptive to purchase 5,118,109 shares of common stock; and

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PIPE Series B Common Warrants to purchase 21,259,842 shares of common stock, including PIPE Series B Common Warrants to Perceptive to purchase 4,724,408 shares of common stock.

As a result of the PIPE Financing, we issued or may issue an aggregate of 12,992,123 shares of common stock to Perceptive. An affiliate of Perceptive held approximately 29% of the outstanding capital stock of Sermonix (excluding securities convertible into shares of capital stock) at the time of entry into the PIPE Securities Purchase Agreement. Joseph Edelman, a member of the Company’s Board, is the managing member of Perceptive Advisors LLC, the investment manager of Perceptive.

Reasons for Stockholder Approval

Our common stock is listed on the Nasdaq Capital Market and, as such, we are subject to the applicable rules of Nasdaq, including Nasdaq Rule 5635(b). Pursuant to Nasdaq Rule 5635(b), stockholder approval is required prior to the issuance of securities when the issuance or potential issuance will result in a change of control of the company. Under Nasdaq guidance, a change of control may occur when, as a result of the issuance, the recipient owns, or has the right to acquire, 20% or more of the outstanding shares of common stock or voting power of a company.

We have an aggregate of [●] shares of common stock outstanding as of the record date. As a result, full exercise by Perceptive (assuming a cash exercise) of its PIPE Pre-Funded Warrants, PIPE Series A Common Warrants and PIPE Series B Common Warrants may result in Perceptive owning [●]% of our common stock immediately following such exercise, which would be more than 19.99% of our outstanding common stock.

Under Nasdaq guidance, such issuance may constitute a change of control (including, among other reasons, because such issuance may result in Perceptive owning 20% or more of our outstanding common stock). As a result, the issuance of shares to Perceptive pursuant to full exercise of its PIPE Pre-Funded Warrants, PIPE Series A Common Warrants and PIPE Series B Common Warrants is subject to approval by our stockholders.

The PIPE Pre-Funded Warrants, PIPE Series A Common Warrants and PIPE Series B Common Warrants include a restriction on exercise providing that they are not exercisable if, immediately prior to or following such exercise, Perceptive, together with any other persons whose beneficial ownership of shares of common stock would be aggregated with Perceptive for purposes of Section 13(d) of the Exchange Act, would beneficially own more than 19.99% of our common stock prior to receipt of the stockholder approval. Please see “Description of the PIPE Financing” above for descriptions of the PIPE Securities Purchase Agreement, the PIPE Pre-Funded Warrants, the PIPE Series A Common Warrants and the PIPE Series B Common Warrants.

Effect of Vote in Favor of the Proposal

If our stockholders approve this proposal at the Special Meeting, an aggregate of 8,267,715 shares of common stock may be issued upon full exercise (assuming exercise for cash) of the PIPE Pre-Funded Warrants and PIPE Series A Common Warrants held by Perceptive. The 8,267,715 shares of common stock excludes any shares issuable upon exercise of the PIPE Series B Common Warrants, which warrants are only exercisable by way of a cashless, net exercise mechanism that references the then-current market price of the common stock. As a result, the actual number of shares of common stock to be issued upon exercise of the PIPE Series B Common Warrants cannot be confirmed at this time.

Effect of Not Obtaining the Required Vote

In the event our stockholders do not approve this proposal at the Special Meeting, the PIPE Pre-Funded Warrants, PIPE Series A Common Warrants and PIPE Series B Common Warrants will not be exercisable by Perceptive if, immediately following such exercise, Perceptive, together with any persons whose beneficial ownership of shares of common stock would be aggregated with Perceptive for purposes of Section 13(d) of the Exchange Act, would own in excess of 19.99% of our outstanding common stock.

In addition, pursuant to the PIPE Securities Purchase Agreement, if this proposal is not approved by our stockholders, we will be required to submit this proposal to another vote by our stockholders at our 2026 annual meeting. If the approval of our stockholders is not obtained at the 2026 annual meeting, we will be required to cause additional meetings (special or general) of stockholders to be held every 90 days thereafter for the purpose of obtaining stockholder approval until stockholder approval is obtained.

Vote Required

The approval of this proposal requires the affirmative vote of the majority of the votes cast, affirmatively or negatively. Broker non-votes and abstentions will be counted for purposes of determining the presence or absence of a quorum. However, neither broker non-votes nor abstentions will be considered votes cast for or against this proposal. Accordingly, broker non-votes and abstentions will have no impact on the outcome of this proposal.

In compliance with the rules of Nasdaq, Perceptive may not vote 1,319,026 shares of common stock on Proposal 3, consisting of the shares received by Perceptive pursuant to the PIPE Securities Purchase Agreement.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 3.

PROPOSAL NO. 4

A proposal to approve the LeonaBio, Inc. 2026 Equity Incentive Plan.

DESCRIPTION OF PROPOSAL

The Company’s stockholders are being asked to consider and vote upon a proposal to approve the Company’s new 2026 Equity Incentive Plan. Upon stockholder approval of the 2026 Equity Incentive Plan, our 2020 Equity Incentive Plan will terminate, and we will cease granting awards under that plan. The terms of the 2026 Equity Incentive Plan are described below and a copy of the 2026 Equity Incentive Plan is set forth in this proxy statement as Annex A.

General Information

The 2026 Equity Incentive Plan, if approved by stockholders, will allow the Company to continue providing stock-based compensation to align stockholder and participant interests and motivate, attract and retain talented service providers. If our stockholders do not approve the 2026 Equity Incentive Plan, the 2020 Equity Incentive Plan will remain in effect through the remainder of its term.

The Company’s named executive officers and directors have an interest in this proposal as they are eligible to receive equity awards under the 2026 Equity Incentive Plan.

Requested Share Reserve

If our stockholders approve the 2026 Equity Incentive Plan, subject to adjustment upon certain changes in our capitalization as described in the 2026 Equity Incentive Plan, the maximum number of shares of common stock available for grants under the 2026 Equity Incentive Plan will be: (i) 5,700,000 shares of common stock, plus (ii) any shares of common stock subject to awards granted under the 2020 Equity Incentive Plan that, on or after the stockholder approval date of the 2026 Equity Incentive Plan, are used to pay for the tax withholding related to the award or the exercise price with the award or, with respect to any options and stock appreciation rights, expire or become unexercisable without having been exercised in full, or with respect to any other types of awards under the 2020 Equity Incentive Plan, are forfeited to or repurchased by the Company due to failure to vest, or are not issued under an award due to the award being paid out in cash rather than shares of common stock, with the maximum number of shares of common stock to be added pursuant to this section (ii) equal to 1,300,000 shares, plus (iii) an annual increase commencing January 1, 2027 and continuing each January 1 until the final increase on January 1, 2036, in an amount equal to 5% of the aggregate of outstanding shares of common stock and outstanding pre-funded warrants to purchase shares of common stock, or such lower number as determined by the Board. Subject to the number of shares that may be granted under the 2026 Equity Incentive Plan as described above, the maximum number of shares of common stock that may be issued under the 2026 Equity Incentive Plan upon exercise of incentive stock options is 57,000,000 shares.

The Plan will Allow the Company to Effectively Recruit and Retain Key Talent

In determining the number of shares to request for approval under the 2026 Equity Incentive Plan, the Compensation Committee and the Board considered historical grant practices, the current stock price of the Company’s common stock and guidance from Pearl Meyer & Partners, LLC, the Compensation Committee’s independent compensation consultant. Shares of common stock remaining under the 2020 Equity Incentive Plan are expected to be insufficient to meet the Company’s compensation needs. We anticipate that shares of common stock reserved under the 2026 Equity Incentive Plan will allow us to grant equity awards at market levels and to use equity awards as an effective incentive and retention tool.

Promotion of Good Corporate Governance Practices

The Board and the Compensation Committee believe the use of stock-based incentive awards promotes best practices in corporate governance by maximizing stockholder value. By providing participants in the 2026 Equity Incentive Plan with a stake in the Company’s success, the interests of the participants are aligned with those of the Company’s stockholders. Specific features of the 2026 Equity Incentive Plan that are consistent with good corporate governance practices include, but are not limited to:

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Administration. The Board has delegated primary administration authority to the Compensation Committee, which consists entirely of independent non-employee directors.

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Annual Limits on Compensation to Non-Employee Directors. The 2026 Equity Incentive Plan sets reasonable annual limits as to the cash compensation and awards that non-employee directors may receive during each fiscal year.

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Limited transferability. Awards under the 2026 Equity Incentive Plan generally may not be sold, assigned, transferred, pledged, or otherwise alienated, unless otherwise approved by the administrator.

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Forfeiture Events. Each award under the 2026 Equity Incentive Plan will be subject to any clawback policy that the Company is required by applicable stock exchange rules or applicable laws to adopt (including any such clawback policy that is adopted after the grant of the award), and the administrator may require a participant to forfeit, return, or reimburse the Company for all or a portion of the award and any amounts paid under the award in order to comply with the clawback policy or applicable laws

Summary of the 2026 Equity Incentive Plan

The 2026 Equity Incentive Plan permits the grant of incentive stock options, within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, or the Code, to our employees and any of our parent or subsidiary corporations’ employees, and for the grant of nonstatutory stock options, restricted stock, restricted stock units, stock appreciation rights, and performance awards to our employees, directors and consultants and any of our parent or subsidiary corporations’ employees and consultants. This summary does not contain all of the terms and conditions of the 2026 Equity Incentive Plan and is qualified in its entirety by reference to the 2026 Equity Incentive Plan as set forth in Annex A.

Purposes

The purposes of the 2026 Equity Incentive Plan will be to attract and retain the best available personnel for positions of substantial responsibility with the Company or any parent or subsidiary of the Company; to provide additional incentive to eligible employees, directors, and consultants; and to promote the success of our business. These incentives will be provided through the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, or RSUs, and performance awards as the administrator of the 2026 Equity Incentive Plan may determine. As of the record date, we had approximately [●] members of our Board of Directors (of whom [●] are employees), [●] employees (including [●] executive officers) and [●] natural person consultants, who would be eligible for grants under the 2026 Equity Incentive Plan. The basis for participation in the 2026 Equity Incentive Plan is being eligible and being selected by the administrator of the 2026 Equity Incentive Plan, in its discretion, to receive a grant thereunder.

Authorized Shares

A total of 5,700,000 shares of our common stock will be reserved for issuance pursuant to our 2026 Equity Incentive Plan. In addition, the shares reserved for issuance under our 2026 Equity Incentive Plan will include any shares subject to awards granted under the 2020 Equity Incentive Plan that, on or after the stockholder approval date of the 2026 Equity Incentive Plan, are used to pay for the tax withholding related to the award or the exercise price with the award or, with respect to any options and stock appreciation rights, expire or become unexercisable without having been exercised in full, or with respect to any other types of awards under the 2020 Equity Incentive Plan, are forfeited to or repurchased by the Company due to failure to vest, or are not issued under an award due to the award being paid out in cash rather than shares of common stock (provided that the maximum number of shares of common stock that may be added to the 2026 Equity Incentive Plan pursuant to this sentence is 1,300,000 shares).

In addition, the number of shares available for issuance under our 2026 Equity Incentive Plan also will include an annual increase on the first day of each fiscal year for a period of ten years, beginning with our fiscal year 2027, equal to the least of:

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five percent (5%) of the aggregate of outstanding shares of common stock and outstanding pre-funded warrants to purchase shares of common stock as of the last day of the immediately preceding fiscal year; or

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such number of shares as our board of directors may determine no later than the last day of our immediately preceding fiscal year.

Shares issuable under our 2026 Equity Incentive Plan will be authorized, but unissued, or reacquired shares of our common stock. If an award expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an exchange program (as described below), surrendered to pay tax withholding relating to an award or the exercise price of an award, or, with respect to restricted stock, restricted stock units, or performance awards, is forfeited to or repurchased due to failure to vest, the unpurchased shares (or for awards other than stock options or stock appreciation rights, the forfeited or repurchased shares) will become available for future grant or sale under the 2026 Equity Incentive Plan.

With respect to stock appreciation rights, the gross number of shares actually issued will cease to be available under the 2026 Equity Incentive Plan and all remaining shares under stock appreciation rights will remain available for future grant or sale under the 2026 Equity Incentive Plan. Shares that have actually been issued under the 2026 Equity Incentive Plan under any award will not be returned to the 2026 Equity Incentive Plan; except if shares issued pursuant to awards of restricted stock, restricted stock units, or performance awards are repurchased or forfeited due to failure to vest, such shares will become available for future grant under the 2026 Equity Incentive Plan. Shares used to pay the exercise price of an award or satisfy the tax withholding obligations related to an award will become available for future grant or sale under the 2026 Equity Incentive Plan. To the extent an award is paid out in cash rather than shares, such cash payment will not result in a reduction in the number of shares available for issuance under the 2026 Equity Incentive Plan.

Subject to the number of shares that may be granted under the 2026 Equity Incentive Plan as described above, the maximum number of shares of common stock that may be issued under the 2026 Equity Incentive Plan upon exercise of incentive stock options is 57,000,000 shares.

Plan Administration

Our board of directors or one or more committees appointed by our board of directors will have authority to administer our 2026 Equity Incentive Plan. The compensation committee of our board of directors initially will administer our 2026 Equity Incentive Plan. In addition, if we determine it is desirable to qualify transactions under our 2026 Equity Incentive Plan as exempt under Rule 16b-3 of the Exchange Act, such transactions will be structured to satisfy the requirements for exemption under Rule 16b-3. Subject to the provisions of our 2026 Equity Incentive Plan, the administrator has the power to administer our 2026 Equity Incentive Plan and make all determinations deemed necessary or advisable for administering the 2026 Equity Incentive Plan, including but not limited to, the power to determine the fair market value of our common stock, select the service providers to whom awards may be granted, determine the number of shares or dollar amounts covered by each award, approve forms of award agreements for use under the 2026 Equity Incentive Plan, determine the terms and conditions of awards (including, but not limited to, the exercise price, the time or times at which awards may be exercised, any vesting acceleration or waiver or forfeiture restrictions and any restriction or limitation regarding any award or the shares relating thereto), construe and interpret the terms of our 2026 Equity Incentive Plan and awards granted under it, prescribe, amend and rescind rules relating to our 2026 Equity Incentive Plan, including creating sub-plans, modify or amend each award, and allow a participant to defer the receipt of payment of cash or the delivery of shares that otherwise would be due to such participant under an award. The administrator also has the authority to allow participants the opportunity under an exchange program to transfer outstanding awards granted under the 2026 Equity Incentive Plan to a financial institution or other person or entity selected by the administrator, and to institute an exchange program by which outstanding awards granted under the 2026 Equity Incentive Plan may be surrendered or cancelled in exchange for awards of the same type, which may have a higher or lower exercise price and/or different terms, awards of a different type and/or cash, or by which the exercise price of an outstanding award granted under the 2026 Equity Incentive Plan is reduced or increased. The administrator’s decisions, interpretations and other actions are final and binding on all participants and will be given the maximum deference permitted by applicable law.

Stock Options

Stock options may be granted under our 2026 Equity Incentive Plan. The exercise price of options granted under our 2026 Equity Incentive Plan must be equal to at least 100% of the fair market value of a share of our common stock on the date of grant. However, stock options may be granted with a per share exercise price of less than 100% of the fair market value of a Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code. The term of an option may not exceed ten years. With respect to any participant who owns more than 10% of the voting power of all classes of our (or any of our parent’s or subsidiary’s) outstanding stock, the term of an incentive stock option granted to such participant must not exceed five years and the per share exercise price must equal at least 110% of the fair market value of a share of our common stock on the grant date. The administrator may grant incentive stock options under the 2026 Equity Incentive Plan for a period of ten years from the earlier of the date our board of directors approves the 2026 Equity Incentive Plan or the date that our stockholders approve the 2026 Equity Incentive Plan. The administrator will determine the methods of payment of the exercise price of an option, which may include cash and cash equivalents, check, certain shares, cashless exercise, net exercise, promissory notes, as well as other types of consideration permitted by applicable law. After the termination of service of an employee, director or consultant, he or she may exercise his or her option for the period of time stated in his or her option agreement. In the absence of a specified time in an award agreement, if termination is due to death or disability, the option will remain exercisable for six months. In all other cases, in the absence of a specified time in an award agreement, the option will remain exercisable for 90 days following the termination of service. An option agreement may also provide for the tolling of the expiration of the option after the option holder’s termination of service if the exercise would result in liability under Section 16(b) of the Exchange Act or would be prohibited solely because the issuance of shares of common stock would violate the registration requirements under the Securities Act of 1933, as amended, or the Securities Act. An option, however, may not be exercised later than the expiration of its term. Subject to the provisions of our 2026 Equity Incentive Plan, the administrator determines the terms of options.

Stock Appreciation Rights

Stock appreciation rights may be granted under our 2026 Equity Incentive Plan. Stock appreciation rights allow the recipient to receive the appreciation in the fair market value of our common stock between the exercise date and the date of grant. The term of a stock appreciation right may not exceed ten years. After the termination of service of an employee, director or consultant, he or she may exercise his or her stock appreciation right for the period of time stated in his or her stock appreciation rights agreement. In the absence of a specified time in an award agreement, if termination is due to death or disability, the stock appreciation rights will remain exercisable for six months. In all other cases, in the absence of a specified time in an award agreement, the stock appreciation rights will remain exercisable for three months following the termination of service. A stock appreciation right agreement may also provide for the tolling of the expiration of the stock appreciation right after the award holder’s termination of service if the exercise would result in liability under Section 16(b) of the Exchange Act or would be prohibited solely because the issuance of shares of common stock would violate the registration requirements under the Securities Act. However, in no event may a stock appreciation right be exercised later than the expiration of its term. Subject to the provisions of our 2026 Equity Incentive Plan, the administrator determines the terms of stock appreciation rights, including when such rights become exercisable and whether to pay any increased appreciation in cash or with shares of our common stock, or a combination thereof, except that the per share exercise price for the shares to be issued pursuant to the exercise of a stock appreciation right will be no less than 100% of the fair market value per share on the date of grant. However, stock appreciation right may be granted with a per share exercise price of less than 100% of the fair market value of a share of common stock on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.

Restricted Stock

Restricted stock may be granted under our 2026 Equity Incentive Plan. Restricted stock awards are grants of shares of our common stock that may vest in accordance with terms and conditions established by the administrator. The administrator will determine the number of shares of restricted stock granted to any employee, director or consultant and, subject to the provisions of our 2026 Equity

Incentive Plan, will determine the terms and conditions of such awards. The administrator may impose whatever vesting conditions (if any) it determines to be appropriate (for example, the administrator may set restrictions based on the achievement of specific performance goals or continued service to us), except the administrator, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed. Recipients of restricted stock awards generally will have voting and dividend rights with respect to such shares upon grant, unless the administrator provides otherwise. Shares of restricted stock that do not vest are subject to our right of repurchase or forfeiture.

Restricted Stock Units

Restricted stock units may be granted under our 2026 Equity Incentive Plan. Restricted stock units are bookkeeping entries representing an amount equal to the fair market value of one share of our common stock. Subject to the provisions of our 2026 Equity Incentive Plan, the administrator determines the terms and conditions of restricted stock units, including any vesting criteria and the form and timing of payment. The administrator may set vesting criteria based upon the achievement of company-wide, divisional, business unit, or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws or any other basis determined by the administrator in its discretion. The administrator, in its sole discretion, may pay earned restricted stock units in the form of cash, shares, or a combination of both. Notwithstanding the foregoing, the administrator, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed.

Performance Awards

Performance awards may be granted under the 2026 Equity Incentive Plan. Performance awards are awards that may be earned in whole or in part on the attainment of performance goals or other vesting criteria that the administrator may determine, and that may be denominated in cash or stock. Subject to the terms and conditions of the 2026 Equity Incentive Plan, the administrator determines the terms and conditions of performance awards, including any vesting criteria and form and timing of payment. The administrator may set vesting criteria based upon the achievement of company-wide, divisional, business unit, or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws or any other basis determined by the administrator in its discretion. The administrator, in its sole discretion, may pay earned performance awards in the form of cash, shares, or a combination of both. Notwithstanding the foregoing, the administrator, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed.

Outside Directors

All outside (non-employee) directors will be eligible to receive all types of awards (except for incentive stock options) under our 2026 Equity Incentive Plan. The 2026 Equity Incentive Plan provides that in any given fiscal year, no outside director may be granted awards (the value of which will be based on their grant date fair value) granted under our 2026 Equity Incentive Plan and provided any other compensation (including without limitation any cash retainers and fees) that in the aggregate exceed $500,000, provided that in the initial year of service such amount is increased to $750,000. Awards or other compensation provided to an individual for his or her services as an employee or as a consultant other than a director are excluded for purposes of these limits. The grant-date fair values of awards granted under our 2026 Equity Incentive Plan will be determined according to U.S. Generally Accepted Accounting Principles.

Non-Transferability of Awards

Unless the administrator provides otherwise, our 2026 Equity Incentive Plan generally does not allow for the transfer of awards other than by will or the laws of descent and distribution, and only the recipient of an award may exercise an award during his or her lifetime. If the administrator makes an award transferable, such award will contain such additional terms and conditions as the administrator deems appropriate.

Certain Adjustments

In the event of certain changes in our capitalization, such as a dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, reclassification, repurchase or exchange of our shares of common stock or other securities or other change in our corporate structure affecting our common stock (other than ordinary dividends or other ordinary distributions), to prevent diminution or enlargement of the benefits or potential benefits available under our 2026 Equity Incentive Plan, the administrator will adjust the number and class of shares that may be delivered under our 2026 Equity Incentive Plan and/or the number, class and price of shares covered by each outstanding award and any numerical share limits set forth in our 2026 Equity Incentive Plan.

Dissolution or Liquidation

In the event of our proposed liquidation or dissolution, the administrator will notify participants as soon as practicable and all awards will terminate immediately prior to the consummation of such proposed transaction.

Merger or Change in Control

Our 2026 Equity Incentive Plan provides that in the event of our merger or change in control, as defined in our 2026 Equity Incentive Plan, each outstanding award will be treated as the administrator determines, without a participant’s consent. For example, the administrator may provide that awards granted under the 2026 Equity Incentive Plan will be assumed or substituted by substantially equivalent awards, be terminated immediately before the merger or change in control, become vested and exercisable or payable and be terminated in connection with the merger or change in control, be terminated in exchange for cash, other property or other consideration or any combination of the above. The administrator is not required to treat all awards, all awards held by a participant, all portions of awards, or all awards of the same type, similarly.

In the event that a successor corporation or its parent or subsidiary does not assume, continue or substitute an equivalent award for any outstanding award (or a portion of such award), then such award (or its applicable portion) will fully vest, all restrictions on such award (or its applicable portion) will lapse, all performance goals or other vesting criteria applicable to such award (or its applicable portion) will be deemed achieved at 100% of target levels and such award (or its applicable portion) will become fully exercisable, if applicable, for a specified period prior to the transaction, unless specifically provided otherwise under the applicable award agreement or other written agreement with the participant. The award (or its applicable portion) will then terminate upon the expiration of the specified period of time. If an option or stock appreciation right is not assumed or substituted, the administrator will notify the participant that such option or stock appreciation right will be exercisable for a period of time determined by the administrator in its sole discretion and the option or stock appreciation right will terminate upon the expiration of such period.

Awards granted to outside director, regardless of whether assumed or substituted for in our merger or change in control, will fully vest immediately prior to the change in control provided the participant remains an outside director through the date of such change in control, and all performance goals or other vesting criteria applicable to such awards will be deemed achieved at 100% of target levels and such awards will become fully exercisable, if applicable, unless specifically provided otherwise under the applicable award agreement or other written agreement with the outside director.

Clawback

Awards are subject to any clawback policy of ours in effect at the time of grant or that the Company is required to adopt to comply with applicable laws. The administrator may require a participant to forfeit, return or reimburse us all or a portion of the award and any amounts paid under the award in order to comply with any such clawback policy or applicable laws. The administrator also may specify in an award agreement that the participant’s rights, payments and benefits with respect to an award will be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events.

Amendment; Termination

The administrator has the authority to amend, suspend or terminate our 2026 Equity Incentive Plan, provided such action does not materially impair the rights of any participant unless mutually agreed otherwise. Our 2026 Equity Incentive Plan will remain in effect for a term of 10 years from the date of stockholder approval of the 2026 Equity Incentive Plan, until earlier terminated in accordance with its terms.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the material U.S. federal income tax consequences of participation in the 2026 Equity Incentive Plan. The summary is based on existing U.S. federal income tax laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. The summary does not purport to be complete and does not discuss the tax consequences upon a participant’s death, or the provisions of the tax laws of any municipality, state or non-U.S. jurisdiction to which the participant may be subject. As a result, tax consequences for any particular participant may vary based on individual circumstances.

Options

Options granted under the 2026 Equity Incentive Plan may be either “incentive stock options,” within the meaning of Section 422 of the Code, or nonstatutory stock options.

No taxable income is reportable when an incentive stock option is granted or exercised, although the exercise may subject the participant to the alternative minimum tax or may affect the determination of the participant’s alternative minimum tax (unless the shares are sold or otherwise disposed of in the same year). If the participant exercises an incentive stock option and then later sells or otherwise disposes of the shares acquired more than two years after the grant date and more than one year after the exercise date, the difference between the sale price and the exercise price generally will be taxed as capital gain or loss. If the participant exercises the incentive stock option and then later sells or otherwise disposes of the shares before the end of the two- or one‑year holding periods described above, he or she generally will have ordinary income at the time of the sale equal to the fair market value of the shares on the exercise date (or the sale price, if less) minus the exercise price of the option. For purposes of the alternative minimum tax, the difference between the option exercise price and the fair market value of the shares on the exercise date generally is treated as an adjustment item in computing the participant’s alternative minimum taxable income in the year of exercise. In addition, special alternative minimum tax rules may apply to certain subsequent disqualifying dispositions of the shares or provide certain basis adjustments or tax credits for alternative minimum tax purposes.

Any options that do not qualify as incentive stock options are referred to as nonstatutory stock options. No taxable income is reportable when a nonstatutory stock option with a per share exercise price at least equal to the fair market value of a share of the underlying share on the date of grant is granted to a participant. Upon exercise, the participant generally will recognize ordinary income in an amount equal to the excess of the fair market value (on the exercise date) of the shares purchased over the exercise price of the exercised shares subject to the option. Any taxable income recognized in connection with the exercise of a nonstatutory stock option by an employee is subject to tax withholding by us. Any additional gain or loss recognized upon any later disposition of the shares generally would be capital gain or loss to the participant.

Stock Appreciation Rights

No taxable income is reportable when a stock appreciation right with a per share exercise price equal to at least the fair market value of a share of the underlying share on the date of grant is granted to a participant. Upon exercise, the participant generally will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares received. Any taxable income recognized in connection with the exercise of a stock appreciation right by an employee is subject to tax withholding by us. Any additional gain or loss recognized upon any later disposition of the shares generally would be capital gain or loss to the participant.

Restricted Stock

No taxable income is reportable when an award of restricted stock is granted to a participant. Instead, the participant will recognize ordinary income in the first taxable year in which the shares underlying the award becomes transferable or no longer subject to a substantial risk of forfeiture at the then fair market value of the shares. However, a participant who is granted a restricted stock award may elect to recognize ordinary income at the time the participant receives shares under the award in an amount equal to the then fair market value of the shares less any amount paid for the shares. If the participant is an employee, such ordinary income generally is subject to tax withholding by us. Any gain or loss recognized upon any later disposition of shares acquired under the restricted stock generally will be treated as capital gain or loss.

Restricted Stock Units, and Performance Awards

A participant generally will not have taxable income at the time an award of RSUs or performance awards are granted. Instead, the participant will recognize ordinary income in an amount equal to the fair market value of shares issued to the participant at the end of the applicable vesting period or, if later, the settlement date of the award. If the participant is an employee, such ordinary income generally is subject to tax withholding by us. Any gain or loss recognized upon any later disposition of shares acquired under the restricted stock units or performance awards generally will be treated as capital gain or loss.

Medicare Surtax

A participant’s annual “net investment income,” as defined in Section 1411 of the Code may be subject to a 3.8% federal surtax, generally referred to as the Medicare Surtax. Net investment income may include capital gain and/or loss arising from the disposition of shares subject to a participant’s awards under the 2026 Equity Incentive Plan. Whether a participant’s net investment income will be subject to the Medicare Surtax will depend on the participant’s level of annual income and other factors.

Section 409A

Section 409A of the Code provides certain requirements for nonqualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Awards granted under the 2026 Equity Incentive Plan with a deferral feature will be subject to the requirements of Section 409A of the Code. Section 409A also generally provides that distributions must be made on or following the occurrence of certain events (e.g., the individual’s separation from service, a predetermined date, or the individual’s death). For certain individuals who are key employees, subject to certain exceptions, Section 409A requires that distributions in connection with his or her separation from service commence no earlier than six months after such separation from service.

If an award granted under the 2026 Equity Incentive Plan is subject to and fails to satisfy the requirements of Section 409A of the Code, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as potential penalties and interest, on such deferred compensation. Certain states such as California have enacted laws similar to Section 409A which impose additional taxes, and potential penalties and interest, on nonqualified deferred compensation arrangements that fail to comply with such state laws. We will also have withholding and reporting requirements with respect to such amounts. The 2026 Equity Incentive Plan provides that neither we nor any of our parents or subsidiaries will have any obligation to reimburse, indemnify, or hold harmless a participant in respect of awards granted under the 2026 Equity Incentive Plan for any taxes, interest or penalties imposed, or other costs incurred, as a result of Section 409A.

Tax Effect for the Company

We generally will be entitled to a tax deduction in connection with an award under the 2026 Equity Incentive Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonstatutory stock option). Special rules limit the deductibility of compensation paid to our chief executive officer and other “covered employees” within the meaning of Code Section 162(m). Under Code Section 162(m), the annual compensation paid to any of these specified employees will be deductible only to the extent that it does not exceed $1,000,000.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF U.S. FEDERAL INCOME TAXATION UPON PARTICIPANTS AND IMMUNITYBIO WITH RESPECT TO AWARDS UNDER THE 2025 PLAN. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE IMPACT OF EMPLOYMENT OR OTHER TAX REQUIREMENTS, THE TAX CONSEQUENCES OF A PARTICIPANT’S DEATH, OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE, OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

New Plan Benefits

The Company’s executive officers and directors have an interest in the approval of the 2026 Equity Incentive Plan because they are eligible to receive equity awards under the 2026 Equity Incentive Plan.

The number of awards that an employee or consultant may receive under the 2026 Equity Incentive Plan is at the discretion of the administrator and therefore cannot be determined in advance. Awards to our non-employee directors are granted automatically pursuant to our outside director compensation policy as described in our proxy statement under the heading “Director Compensation”, and such directors also are eligible for awards under the 2026 Equity Incentive Plan granted at the discretion of the administrator. The following table sets forth: (i) the aggregate number of shares of common stock subject to options granted under the 2020 Equity Incentive Plan during the fiscal year ended December 31, 2025 to each of our named executive officers; all executive officers, as a group; all directors who are not executive officers, as a group; and all employees who are not executive officers, as a group; (ii) the average per Share exercise price of such options; (iii) the aggregate number of shares of common stock subject to restricted stock units granted under the 2020 Equity Incentive Plan during the fiscal year ended December 31, 2025 to each of our named executive officers; all executive officers, as a group; all directors who are not executive officers, as a group; and all employees who are not executive officers, as a group; and (iv) the grant date value of option and restricted stock unit awards granted under the 2020 Equity Incentive Plan during the fiscal year ended December 31, 2025.

Name of Individual or Group	Shares Subject to Options Granted (#)	Average Per Share Exercise Price of Options Granted ($)	Shares Subject to Stock Awards Granted (#)	Grant Date Fair Value of Option and Stock Awards ($) (1)
Mark Litton Ph.D., President and Chief Executive Officer	166,906	3.80	22,254	601,854.36
Javier San Martin, M.D., Chief Medical Officer	55,635	4.01	7,418	210,049.50
Mark Worthington, General Counsel, Chief Compliance Officer and Corporate Secretary	42,946	4.01	5,726	162,142.13
All executive officers, as a group	356,951	3.91	45,154	1,309,153.14
All directors who are not executive officers, as a group	14,630	3.13	—	36,100.84
All employees who are not executive officers, as a group	115,999	3.98	15,742	134,649.00

(1)
Amounts shown represent the grant date fair value of option and RSU awards determined in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718 (ASC Topic 718), Stock Compensation.

As of the record date, the closing price of the Company’s common stock was $[●] per share.

Effect of Vote in Favor of the Proposal

If this proposal is approved by our stockholders, our 2026 Equity Incentive Plan will come into effect.

Effect of Not Obtaining the Required Vote

If our stockholders do not approve our 2026 Equity Incentive Plan, the 2026 Equity Incentive Plan will not come into effect and our 2020 Equity Incentive Plan will remain in effect through the remainder of its term.

Vote Required

The approval of this proposal requires the affirmative vote of the majority of the votes cast, affirmatively or negatively. Broker non-votes and abstentions will be counted for purposes of determining the presence or absence of a quorum. However, neither broker non-votes nor abstentions will be considered votes cast for or against this proposal. Accordingly, broker non-votes and abstentions will have no impact on the outcome of this proposal.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 4.

PROPOSAL NO. 5

A proposal to amend our amended and restated certificate of incorporation to increase the number of authorized shares of common stock.

DESCRIPTION OF PROPOSAL

Overview

We are asking our stockholders to approve an amendment of our amended and restated certificate of incorporation to increase our authorized common stock. Our authorized capital stock currently consists of 190,000,000 shares, of which 90,000,000 are common stock and 100,000,000 are preferred stock, par value $0.0001 per share. On January 26, 2026, our board of directors approved and declared advisable an amendment of our amended and restated certificate of incorporation to increase the number of authorized shares of common stock from 90,000,000 shares to 400,000,000 shares. The number of authorized shares of preferred stock would not be affected by the amendment. The board of directors further directed that the increase in common stock be submitted to stockholders for approval and adoption. The total number of authorized shares of our capital stock (which is the sum of the authorized number of shares of our common stock and our preferred stock) would, by virtue of the amendment, increase from 190,000,000 to 500,000,000.

The full text of the certificate of amendment to our amended and restated certificate of incorporation is attached to this proxy statement as Annex B. If our stockholders approve the proposal, subject to the discretion of our board of directors, we will file the certificate of amendment with the Secretary of State of the State of Delaware as soon as possible.

Reasons for Stockholder Approval

The proposed increase in the authorized number of shares of common stock is intended to ensure that we continue to have an adequate number of authorized and unissued shares of common stock for future use. The increase in authorized common stock would ensure we have sufficient additional authorized but unissued shares of common stock to permit issuances from time to time in the board of directors’ discretion in connection with future financings, investment opportunities or dividends, strategic transactions, equity incentive plan arrangements or for other corporate purposes.

As of the record date, a total of [●] shares of common stock were issued and outstanding and no shares of preferred stock were issued and outstanding. In addition, as of the record date, there were:

•
[●] shares of common stock issuable upon exercise of outstanding options;

•
[●] shares of common stock issuable upon settlement of outstanding restricted stock units;

•
[●] shares of common stock reserved for future issuance under our 2020 Equity Incentive Plan and any future increase in shares reserved for issuance under such plan;

•
[●] shares of common stock reserved for issuance under our 2020 Employee Stock Purchase Plan, and any future increase in shares reserved for issuance under such plan;

•
[●] shares of common stock reserved for issuance under our 2024 Inducement Equity Incentive Plan, or the Inducement Plan;

•
5,502,402 shares of common stock issuable upon exercise of the Sermonix Pre-Funded Warrant;

•
8,816,684 shares of common stock issuable upon exercise of the PIPE Pre-Funded Warrants;

•
23,031,494 shares of common stock issuable upon exercise of the PIPE Series A Common Warrants; and

•
21,259,842 shares of common stock issuable upon exercise of the PIPE Series B Common Warrants.

Accordingly, as of the record date, out of the 90,000,000 shares of common stock presently authorized, [●] shares of common stock were issued and outstanding or reserved for issuance and [●] shares of common stock were not reserved and remained available for future issuance. In addition, if the proposal to adopt our 2026 Equity Incentive Plan (Proposal 4) is approved, an additional [●] shares of common stock would be reserved for issuance under our 2026 Equity Incentive Plan and [●] shares of common stock would remain not reserved and available for future issuance.

The proposed increase in the number of shares of authorized common stock is not required to issue the shares upon exercise of the warrants described in Proposal 1, Proposal 2 or Proposal 3, or to reserve shares for issuance pursuant to our 2026 Equity Incentive Plan, if approved under Proposal 4.

Our board of directors recommends the proposed increase in the authorized number of shares of common stock to facilitate issuing shares in the event that the board of directors determines it is appropriate. The increase in the authorized number of shares of common stock is intended to ensure that there will be a sufficient number of unissued shares available for future issuance.

If the proposal to increase the number of authorized shares of common stock is adopted by our stockholders, it is possible that we could issue a significant portion of the newly authorized shares. If stockholders do not vote to increase the authorized shares of common stock, we may be unable to issue shares when needed. Approving the authorized shares of common stock will provide greater flexibility to ensure that there will be a sufficient number of unissued shares of common stock for issuance in the future.

Effect of Vote in Favor of the Proposal

If this proposal is approved by our stockholders, the proposed certificate of amendment to our amended and restated certificate of incorporation will be filed with the Secretary of State of the State of Delaware and we will have [●] shares of authorized common stock and [●] shares of capital stock.

Effect of Not Obtaining the Required Vote

If we are unable to obtain approval of the increase in the number of authorized shares of common stock, only [●] shares of common stock will remain unreserved and available for future issuance. Moreover, if the proposal to approve our 2026 Equity Incentive Plan (Proposal 4) is approved but this proposal to increase the number of authorized shares of common stock is not approved, only 5,700,000 shares of common stock will remain unreserved and available for future issuance. As a result, we may be unable to issue shares of common stock when deemed by our board of directors to be in the best interests of the Company, including to carry out opportunistic financing or strategic transactions.

The proposed increase in the number of shares of authorized common stock is not required to issue the shares upon exercise of the warrants described in Proposal 1, Proposal 2 or Proposal 3, or to reserve shares for issuance pursuant to our 2026 Equity Incentive Plan, if approved under Proposal 4.

Vote Required

The approval of this proposal requires the affirmative vote of the majority of the votes cast, affirmatively or negatively, in accordance with Section 242(d)(2) of the DGCL. Broker non-votes and abstentions will be counted for purposes of determining the presence or absence of a quorum. However, neither broker non-votes nor abstentions will be considered votes cast for or against this proposal. Accordingly, broker non-votes and abstentions will have no impact on the outcome of this proposal.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 5.

PROPOSAL NO. 6

A proposal to adjourn the Special Meeting, if necessary or appropriate in the view of the board of directors, including to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt any of Proposal 1, Proposal 2, Proposal 3, Proposal 4 or Proposal 5.

DESCRIPTION OF PROPOSAL

Overview

Stockholders are being asked to approve a proposal providing for adjournment of the Special Meeting if necessary or appropriate in the view of the board of directors, including to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve any of Proposal 1, Proposal 2, Proposal 3, Proposal 4 or Proposal 5.

In this proposal, we are asking our stockholders to authorize one or more of our proxy holders to vote in favor of adjourning the Special Meeting, and any subsequent adjournments, to another time and place. If our stockholders approve this proposal, one or more of our proxy holders can adjourn the Special Meeting and any adjourned session of the Special Meeting, including to allow for additional time to solicit additional proxies or to allow for solicitation of proxies from our stockholders that have previously voted. Among other things, approval of this proposal could mean that, even if we had received proxies representing a sufficient number of votes to defeat any one or more of Proposal 1, Proposal 2, Proposal 3, Proposal 4 or Proposal 5, we could adjourn the Special Meeting without a vote on such proposal and seek to convince our stockholders to change their votes in favor of such proposal.

If it is necessary to adjourn the Special Meeting, no notice of the adjourned meeting is required to be given to our stockholders, other than an announcement at the Special Meeting of the time and place to which the Special Meeting is adjourned, so long as the meeting is adjourned for 30 days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

Effect of Vote in Favor of the Proposal

If this proposal is approved by our stockholders, the board of directors may adjourn the Special Meeting if necessary or appropriate in its view, including to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve any of Proposal 1, Proposal 2, Proposal 3, Proposal 4 or Proposal 5.

Effect of Not Obtaining the Required Vote

If we are unable to obtain approval of providing for adjournment of the Special Meeting if necessary or appropriate in the view of the board of directors, we may be unable to adjourn the Special Meeting in such circumstances, and may be required to call an additional special meeting of stockholders.

Vote Required

The approval of this proposal requires the affirmative vote of the majority of the votes cast, affirmatively or negatively. Broker non-votes and abstentions will be counted for purposes of determining the presence or absence of a quorum. However, neither broker non-votes nor abstentions will be considered votes cast for or against this proposal. Accordingly, broker non-votes and abstentions will have no impact on the outcome of this proposal.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 6.

EXECUTIVE COMPENSATION

Processes And Procedures for Compensation Decisions

Our executive compensation programs are designed to:

•
attract, motivate, incentivize and retain employees at the executive level who contribute to our long-term success;

•
provide compensation packages to our executives that are fair and competitive and reward high levels of performance and the achievement of our business objectives; and

•
more closely align our executives’ interests with those of our stockholders by focusing on long-term equity incentives that correlate with the growth of sustainable long-term value for our stockholders.

Our compensation committee is responsible for making compensation decisions for executive officers other than our chief executive officer, but may, in its discretion, choose to make compensation recommendations to the full board of directors.

Our compensation committee has retained Pearl Meyer & Partners, LLC, a compensation consulting firm, to provide recommendations based on research and analysis of executive compensation in companies in similar industries at a similar size and stage of corporate development, with the goal of ensuring that the compensation we offer to our executives is competitive and fair. Typically, our chief executive officer and principal financial and accounting officer will prepare and present recommendations at compensation committee meetings based on the compensation consultant recommendations, our chief executive officer’s own assessment of Company and individual performance and incentive and retention needs, and a representative from the compensation consultant will usually be present in the meetings to respond to committee questions. Our compensation committee considers the recommendations for cash and stock-based compensation and approves such compensation for the executive team, excluding the chief executive officer, and recommends such compensation to the board of directors for the chief executive officer. With regard to incentive compensation, our compensation committee evaluates the achievement of defined goals by the executive team, excluding the chief executive officer, and recommends to the board of directors with respect to the achievement of defined goals for the chief executive officer.

Executive Compensation

This section discusses the material components of the executive compensation program for our named executive officers who are named in the subsection titled “2024 – 2025 Summary Compensation Table” below. For 2025, our “named executive officers” and their positions were as follows:

•
Mark Litton, Ph.D., our president and chief executive officer;

•
Javier San Martin, M.D., our chief medical officer; and

•
Mark Worthington, our general counsel, chief compliance officer and corporate secretary.

All share amounts in this section reflect the Company’s 10-for-1 reverse stock split that became effective on September 17, 2025.

2024 – 2025 Summary Compensation Table

The following table represents information regarding the total compensation awarded to, earned by or paid to our named executive officers for the years ended December 31, 2025 and December 31, 2024.

Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Stock Awards ($) (2)	Option Awards ($) (3)	Non-Equity Incentive Plan Compensation ($) (4)	All Other Compensation ($)	Total ($)
Mark Litton, Ph.D., President and Chief Executive Officer	2025	625,000	171,875	83,720	518,135	—	25,085 (5)	1,423,814
	2024	625,000	—	138,353	1,991,260	395,313	25,085 (5)	3,175,009
Javier San Martin, M.D., Chief Medical Officer	2025	500,000	100,000	27,907	182,143	—	85 (6)	810,134
Mark Worthington, General Counsel, Chief Compliance Officer and Corporate Secretary	2025	450,000	90,000	21,541	140,601	—	29,335 (5)	731,477
	2024	450,000	—	49,489	606,498	207,000	24,523 (5)	1,337,509

(1)
In January 2025, the compensation committee, and with respect to Dr. Litton, the board of directors, approved a retention bonus program under the Company’s Executive Incentive Compensation Plan, which program was amended in February 2025. As amended, the retention bonus program provided that each employee would be entitled to receive a cash bonus equal to the greater of (i) 50% of the employee’s 2025 annual target bonus and (ii) 10% of the employee’s 2025 annual base salary, due on the earliest of (i) September 20, 2025, (ii) consummation of a contemplated strategic transaction and (iii) the date the Company wound up its affairs. The bonuses reflected in this column were paid to the executives on September 30, 2025.
(2)
In accordance with Securities and Exchange Commission rules, amounts in this column reflect the aggregate grant date fair value of time-based and performance RSU awards granted during 2024 and 2025 computed in accordance with ASC Topic 718, rather than the amounts paid or realized by the named executive officer. The performance RSU award amounts reflect the probable outcome of the performance conditions, in accordance with ASC Topic 718. For a discussion of valuation assumptions, see Note 9 and the sections titled “Stock-based Compensation” to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024. The fair value of the performance RSU awards at the grant date has been calculated assuming that the highest level of performance conditions will be achieved for each award.
(3)
In accordance with Securities and Exchange Commission rules, amounts in this column reflect the aggregate grant date fair value of stock options granted during 2024 and 2025 computed in accordance with ASC Topic 718, rather than the amounts paid or realized by the named executive officer. For a discussion of valuation assumptions, see Note 9 and the sections titled “Stock-based Compensation” to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024.
(4)
Represents cash bonuses earned by the named executive officers pursuant to our Executive Incentive Compensation Plan for 2024 performance, paid in 2025.
(5)
Represents payments made on the executive’s behalf for basic life insurance and contributions to vested and unvested defined contribution plans.
(6)
Represents payments made on the executive’s behalf for basic life insurance.

Outstanding Equity Awards at December 31, 2025

The following table shows grants of stock options and RSUs to each of our named executive officers outstanding at December 31, 2025.

		Number of Securities Underlying Unexercised Options				Stock Awards (unvested)
Name	Vesting Commencement Date	Exercisable (#)	Unexercisable (#)	Option Exercise Price ($)	Expiration Date	Number of Shares or Units (#)	Market Value of Shares or Units ($)(4)
Mark Litton, Ph.D.	7/1/2019	10,088	—	13.50	8/14/2029	—	—
	8/26/2020	4,665	—	170.00	9/16/2030	—	—
	1/8/2021	8,499	—	211.50	2/17/2031	—	—
	1/27/2022	39,166	833 (1)	99.10	1/26/2032	—	—
	1/27/2023	41,319	1,180 (2)	41.10	1/26/2033	—	—
	2/15/2024	29,795	35,204 (1)	36.60	2/14/2034	—	—
	10/3/2024	32,500	—	4.26	10/2/2034	—	—
	3/3/2025	6,259	27,121 (1)	3.77	3/2/2035	—	—
	3/3/2025	—	—	—	3/2/2035	22,254 (3)	168,463
	9/25/2025	—	133,526 (5)	3.81	9/24/2035	—	—
Javier San Martin, M.D.	4/15/2024	16,675	23,325 (6)	20.60	4/14/2034	—	—
	10/1/2024	14,000	—	4.50	9/30/2034	—	—
	3/3/2025	2,088	9,039 (1)	3.77	3/2/2035	—	—
	3/3/2025	—	—	—	3/2/2035	7,418 (3)	56,154
	9/24/2025	—	44,508 (5)	4.07	9/23/2035	—	—
Mark Worthington	6/1/2021	14,999	—	153.40	11/2/2031	—	—
	1/18/2022	14,687	312 (1)	106.40	1/17/2032	—	—
	1/19/2023	14,583	416 (2)	33.70	1/18/2033	—	—
	2/14/2024	10,087	11,912 (1)	32.60	2/13/2034	—	—
	10/1/2024	10,999	—	4.50	9/30/2034	—	—
	3/3/2025	1,611	6,977 (1)	3.77	3/2/2035	—	—
	3/3/2025	—	—	—	3/2/2035	5,726 (3)	43,346
	9/24/2025	—	34,358 (5)	4.07	9/23/2035	—	—

(1)
Stock option vests over four years, with 1/48 vesting on the monthly anniversary of the vesting commencement date, subject to continued service with us through the applicable vesting date.
(2)
Stock option vests over three years, with 1/36 vesting on the monthly anniversary of the vesting commencement date, subject to continued service with us through the applicable vesting date.
(3)
100% of the RSUs will vest on the one-year anniversary of the vesting commencement date.

(4)
The market value of RSUs that have not vested is based on the closing price of the Company’s common stock on Nasdaq on December 31, 2025, which was $7.57 per share.
(5)
Stock option scheduled to vest only upon satisfaction of both a milestone requirement and a service-based requirement. The milestone requirement was satisfied on December 23, 2025. The service-based requirement will be satisfied as to 50% of the total number of shares granted under the option on December 23, 2026 and as to 1/36th of the remaining 50% on each monthly anniversary thereafter.
(6)
Stock option vests as to 25% on the first anniversary of the vesting commencement date, with the remaining stock options vesting monthly thereafter.

Executive Employment Arrangements

Each of our named executive officers has executed our standard form of confidential information, invention assignment and arbitration agreement.

Dr. Mark Litton

In September 2020, we entered into a confirmatory employment letter with Dr. Litton, our then chief operating officer and current president and chief executive officer. The confirmatory employment letter has no specific term and provides that Dr. Litton is an at-will employee and superseded all prior employment agreements between Dr. Litton and us.

In February 2025, the board of directors, upon recommendation of our compensation committee, approved a continuation of Dr. Litton’s annual base salary at $625,000, effective as of January 1, 2025. Dr. Litton’s current annual base salary remains $625,000 and his target annual bonus amount under the Company’s bonus plan is 55% of his annual base salary.

Javier San Martin

In March 2024, we entered into an offer letter with Dr. San Martin, our chief medical officer. The offer letter has no specific term and provides that Dr. San Martin is an at-will employee. In January 2025, our compensation committee approved a continuation of Dr. San Martin’s annual base salary at $500,000, effective as of January 1, 2025. Dr. San Martin’s current base salary remains $500,000 and his target annual bonus amount under the Company’s bonus plan is 40% of his annual base salary.

Mark Worthington

In May 2021, we entered into an offer letter with Mr. Worthington, our general counsel, chief compliance officer and corporate secretary. The offer letter has no specific term and provides that Mr. Worthington is an at-will employee. In January 2025, our compensation committee approved a continuation of Mr. Worthington’s annual base salary at $450,000, effective as of January 1, 2025. Mr. Worthington’s current base salary remains $450,000 and his target annual bonus amount under the Company’s bonus plan is 40% of his annual base salary.

Change In Control And Severance Agreements

In June 2021 we entered into a change in control and severance agreement with Mr. Worthington, in January 2022 we entered into an amended change in control and severance agreement with Dr. Litton, and in April 2024 we entered into a change in control and severance agreement with Dr. San Martin. These agreements provide for certain severance and change in control benefits as described below.

If the employment of a named executive officer with whom we have entered into a change in control and severance agreement is terminated outside the period beginning one month prior to the date of a change in control and ending 12 months following that change in control, or the Change in Control Period, either (1) by the Company without “cause” (excluding by reason of death or disability) or (2) by the named executive officer for “good reason” (as such terms are defined in the named executive officer’s change in control and severance agreement), the named executive officer will receive the following benefits if such named executive officer timely signs and does not revoke a release of claims in our favor:

•
a lump-sum payment equal to 9 months (or 12 months in the case of Dr. Litton) of the named executive officer’s annual base salary as in effect immediately prior to such termination (or if such termination is due to a resignation for good reason based on a material reduction in base salary, then as in effect immediately prior to the reduction);

•
payment of premiums for coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (COBRA), for the named executive officer and his eligible dependents, if any, for up to 9 months (or up to 12 months for Dr. Litton); and

•
in the case of Dr. Litton, 25% accelerated vesting and exercisability of the shares subject to the stock option award granted to Dr. Litton on August 15, 2019, that are outstanding and unvested as of the date of such termination.

If, during the Change in Control Period, the employment of a named executive officer with whom we have entered into a change in control and severance agreement is terminated either (1) by the Company without cause (excluding by reason of death or disability) or

(2) by the named executive officer for good reason, the named executive officer will receive the following benefits if the named executive officer timely signs and does not revoke a release of claims in our favor:

•
a lump-sum payment equal to 12 months (or 18 months in the case of Dr. Litton) of the named executive officer’s annual base salary as in effect immediately prior to such termination (or if such termination is due to a resignation for good reason based on a material reduction in base salary, then as in effect immediately prior to the reduction) or if greater, at the level in effect immediately prior to the change in control;

•
a lump-sum payment equal to 100% (or 150% in the case of Dr. Litton) of the named executive officer’s target annual bonus as in effect for the fiscal year in which such termination occurs or if greater, at the level in effect immediately prior to the change in control;

•
payment of premiums for coverage under COBRA for the named executive officer and the named executive officer’s eligible dependents, if any, for up to 12 months (or up to 18 months for Dr. Litton); and

•
100% accelerated vesting and exercisability of all Company equity awards with service-based vesting (but that are not subject to performance-based vesting) that are outstanding and unvested as of the date of the qualifying termination.

In addition, the change in control and severance agreement with Dr. Litton provides for 100% accelerated vesting and exercisability of Company equity awards granted under our 2014 Equity Incentive Plan and held by Dr. Litton to the extent such awards are not assumed or substituted for by the successor corporation in a change in control.

If any of the amounts provided for under these change in control and severance agreements or otherwise payable to the named executive officer would constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code and could be subject to the related excise tax, the named executive officer would be entitled to receive either full payment of benefits or such lesser amount which would result in no portion of the benefits being subject to the excise tax, whichever results in the greater amount of after-tax benefits to the named executive officer. The change in control and severance agreements do not require us to provide any tax gross-up payments.

Under the change in control and severance agreement, “cause” generally means the named executive officer’s: indictment or conviction of any felony or any crime involving dishonesty or moral turpitude; participation in any fraud against us or other dishonesty which is not the result of an innocent or inadvertent mistake by the named executive officer with respect to us; willful violation of his obligations to us after there has been delivered to the named executive officer a written demand for performance from the board of directors; continued violation or breach of any material written Company policy, agreement with us, or any statutory or fiduciary duty to us after we have delivered to the named executive officer a written notification of such violation or breach; or damaging or misappropriating or attempting to damage or misappropriate any of our property, including intellectual property.

Under the change in control and severance agreement, “good reason” generally means that the named executive officer resigns from the Company within 30 days following the end of our cure period (discussed below) as a result of any of the following that occurs without his consent: a material reduction in the named executive officer’s duties or responsibilities that is inconsistent with his position, provided that a mere change of title alone will not constitute such a material reduction; the requirement that the named executive officer change his principal office to a facility that increases his commute by more than 40 miles from his commute to the location at which the named executive officer was employed prior to such change; or a material reduction in base salary or a material reduction in his employee benefits (other than (1) in connection with a general decrease in salary (or employee benefits, as applicable) of all similarly situated employees, and (2) following our change in control, to the extent necessary to make his salary (or employee benefits, as applicable) commensurate with those of our other employees or our successor entity or parent entity who are similarly situated with him). For a resignation to qualify as “good reason,” the named executive officer also must provide written notice within 90 days following the initial existence of the good reason condition, and we must have failed to materially remedy such event within 30 days after receipt of such notice.

Equity Awards

2025 Time-Based Options and RSUs

In February 2025, our compensation committee approved, or recommended that our board of directors approve, grants of stock options under our 2020 Equity Incentive Plan to our named executive officers. Dr. San Martin and Mr. Worthington were awarded stock options equal to 11,127 and 8,589 shares, respectively, which vest monthly over four years, subject to continued service with us through the applicable vesting date. In February 2025, our compensation committee recommended, and our board of directors approved, a grant of stock options under our 2020 Equity Incentive Plan of 33,381 shares to Dr. Litton, which vest monthly over four years, subject to continued service with us through the applicable vesting date. Each of the named executive officer’s options are also subject to acceleration pursuant to the terms of his change in control and severance agreement, as described above.

In February 2025, our compensation committee approved, or recommended that our board of directors approve, grants of RSUs under our 2020 Equity Incentive Plan to our named executive officers. Dr. San Martin and Mr. Worthington were awarded 7,418 and 5,726 RSUs, respectively, which vest as to 100% on the one-year anniversary of the applicable vesting commencement date. In February 2025, our compensation committee recommended, and our board of directors approved, a grant of 22,254 RSUs under our 2020 Equity

Incentive Plan to Dr. Litton, which vest as to 100% on the one-year anniversary of the applicable vesting commencement date. Each of the named executive officer’s RSU awards are also subject to acceleration pursuant to the terms of his change in control and severance agreement, as described above.

Retention Awards

In October 2024, our compensation committee approved, or recommended that our board of directors approve, the grant of retention equity awards under our 2020 Equity Incentive Plan to each of Dr. Litton, Dr. San Martin and Mr. Worthington in the form of stock options and RSUs.

Our compensation committee awarded to Dr. San Martin 14,000 stock options and 14,000 RSUs and Mr. Worthington 11,000 stock options and 11,000 RSUs, and our board of directors awarded to Dr. Litton 32,500 stock options and 32,500 RSUs, which were scheduled to vest in accordance with the following schedule: one-third (1/3rd) of each award vested on each of December 31, 2024, June 30, 2025 and December 31, 2025, subject to continued service with us through the applicable vesting date.

In addition to the accelerated vesting provisions of our 2020 Equity Incentive Plan described below and, once the performance milestones were met, of the applicable named executive officer’s change in control and severance agreement, as described above, upon a Qualifying Merger (as defined in the applicable award agreement and generally meaning a transaction with a privately held corporation the primary purpose of which is a go-public transaction for the private company, and where the Company or its successor is publicly traded following the transaction), each of the aforementioned retention equity awards would accelerate vesting in full, subject to the applicable named executive officer’s continued service to us through the date of such Qualifying Merger.

In September 2025, the compensation committee approved, or, with respect to Dr. Litton, recommended that the board of directors approve, grants of stock options under our 2020 Equity Incentive Plan to each of Dr. Litton, Dr. San Martin and Mr. Worthington. Our compensation committee awarded to Dr. San Martin and Mr. Worthington 44,508 stock options and 34,358 stock options, respectively, and our board of directors awarded Dr. Litton 133,526 stock options. Such options were scheduled to vest only upon satisfaction of both a milestone requirement and a service-based requirement. In December 2025, the compensation committee determined that the milestone requirement was met due to the Company then having cash resources of at least $30 million available for Phase 3 clinical development.

The service-based requirement will be satisfied as to fifty percent (50%) of the total number of shares granted under the stock options on the one-year anniversary of the compensation committee’s determination that the milestone requirement was met and as to one thirty-sixth (1/36th) of the remaining fifty percent (50%) of the total number of shares granted under the stock options each month thereafter on the same day of the month as the date of the compensation committee’s determination (and if there is no corresponding day, the last day of the month), subject to the recipient continuing to be a service provider through the applicable vesting dates.

In addition to the accelerated vesting provisions of our 2020 EIP described below and, once the performance milestones were met, of the applicable named executive officer’s change in control and severance agreement, as described above, upon a Qualifying Merger (as defined in the applicable award agreement and generally having the same meaning as described above), each of the September 2025 retention equity awards will accelerate vesting in full, subject to the applicable named executive officer’s continued service to us through the date of such Qualifying Merger. In addition, if, after the performance milestones were met, there is a sale or exclusive license or sublicense of a Company asset with respect to which all or a portion of the net proceeds are distributed to Company stockholders, the vesting of the September 2025 retention equity awards accelerate vesting in full, subject to the applicable named executive officer’s continued service to us through the date of such asset transaction.

Certain RSU Awards Granted in Prior Years

Our compensation committee approved a grant of 3,000 RSUs to Mr. Worthington, and our board of directors approved a grant of 6,000 RSUs to Dr. Litton, in November 2021, under the Company’s 2020 Equity Incentive Plan to provide additional performance incentives aligned with key strategic goals.

In December 2022, our compensation committee revised the vesting schedule of the RSU awards held by Mr. Worthington, and Dr. Litton due to changed circumstances relating to the performance goals under the original vesting schedule. At the time of such amendment, one third (1/3rd) of the number of shares subject to the RSU awards had vested upon the completion of the public readout of topline results of the Company’s ACT-AD Phase 2 clinical trial in June 2022. The original vesting schedule provided that an additional one third (1/3rd) of the number of shares subject to the RSU awards would vest at the completion of the public readout of topline results of the Company’s LIFT-AD Phase 2/3 clinical trial, or the LIFT-AD Readout, and the remaining one third (1/3rd) of the number of shares subject to the RSU awards would be scheduled to vest six (6) months after the LIFT-AD Readout, in each case subject to the recipient’s continued service with us through the applicable vesting date. The vesting schedule was amended with respect to the remaining two-thirds (2/3rds) of the shares subject to the RSU awards that remained unvested at the time of the amendment, to provide that one third (1/3rd) of the number of shares subject to the RSU awards would vest at the date our compensation committee determined that enrollment of the Company’s LIFT-AD Phase 2/3 clinical trial had been completed (which occurred in January 2024), and the remaining one third (1/3rd) of the number of shares subject to the RSU awards would vest at the completion of the LIFT-AD Readout (which occurred in September 2024), in each case subject to the recipient’s continued service with us through the applicable vesting date.

The RSU award agreements provided for 100% vesting acceleration in the event that, on or within 12 months following a Change in Control (within the meaning of our 2020 Equity Incentive Plan), the award recipient was terminated by the Company without “cause” (as defined in the recipient’s award agreement).

Equity Incentive Plans

Under our 2020 Equity Incentive Plan and our 2024 Inducement Equity Incentive Plan unless otherwise specified in an award agreement for a particular award, all unvested options, RSUs and other equity awards vest in full and, if applicable, become exercisable, and performance-based awards would be deemed achieved at 100% of target, upon a “change in control” (as defined in the applicable plan) of the Company or a merger of the Company with or into another corporation or entity, unless the option or award is assumed or substituted for by the acquiring entity, and to the extent exercisable, would terminate if not exercised within the applicable period.

All awards granted under our 2014 Equity Incentive Plan to our named executive officers are fully vested. Under our 2014 Equity Incentive Plan, in the event of a “corporate transaction” as defined thereunder, these outstanding awards may be assumed, continued or substituted for by the surviving or acquiring corporation, or the awards may be cancelled for no consideration or in exchange for such cash consideration as our board of directors deems appropriate, including that an option may be cancelled for a payment equal to the difference between the value the named executive officer would have received upon exercise of the option and the option exercise price.

Our board of directors or the compensation committee, as administrator of our equity incentive plans, has the authority to provide for the accelerated vesting of any or all outstanding equity awards under the plans.

Clawback Policy

In February 2023, our board of directors adopted an executive compensation recovery, or clawback, policy applicable to our current and future former executive officers. This initial clawback policy provided us the right, within three years following the original filing date of the applicable financial statements, to recover certain compensation from executive officers in the event all or a portion of our financial statements were subject to a material negative restatement as the result of the gross negligence, intentional misconduct or fraud by an executive officer. We amended and restated our clawback policy in November 2023 to reflect the Nasdaq listing standards that became effective in October 2023 and again in September 2024. In accordance with the Nasdaq listing standard requirements, our amended and restated clawback policy provides that if we are required to prepare an accounting restatement due to our material noncompliance with any financial reporting requirement under the securities laws, including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period, then we must recover from the covered executives any excess compensation covered by the amended and restated clawback policy. The September 2024 amendment and restatement of our clawback policy expanded the clawback policy to apply in the event that we are required to retract or correct scientific results. This expansion provides that we must also recover from the covered executives any excess compensation covered by the amended and restated clawback policy in the event that we are required to retract a scientific publication or correct a material scientific finding in a scientific publication (as determined by our board of directors or compliance committee), where such retraction or correction is due to fraudulent or intentional misconduct, gross negligence, or a material violation of a Company policy or the policy of a scientific publication related to scientific integrity. As described in more detail in our amended and restated clawback policy, excess compensation generally is incentive-based compensation that exceeds the amount the individual otherwise would have received had the compensation been determined based on the restated amounts. Excess compensation generally is covered by the amended and restated clawback policy if it is received by an individual during our three completed fiscal years immediately prior to the date we determine an accounting restatement or a retraction or correction of scientific results is required (or a legally authorized body, such as a court, directs us to prepare an accounting restatement), if the amounts were received after the individual became an executive officer, and if he or she served as an executive officer during the applicable performance period (and only if the amounts were received after October 2, 2023).

Executive Incentive Compensation Plan

Our Executive Incentive Compensation Plan is administered by our board of directors or a committee appointed by our board of directors. Our Executive Incentive Compensation Plan allows us to grant incentive awards, generally payable in cash, to employees selected by the administrator, including our named executive officers, based upon any performance goals that may be established by the administrator.

Under our Executive Incentive Compensation Plan, the administrator will determine any performance goals applicable to an award, which goals may include, without limitation, attainment of research and development milestones; sales bookings; business divestitures and acquisitions; capital raising; cash flow; cash position; contract awards or backlog; corporate transactions; customer renewals; customer retention rates from an acquired company, subsidiary, business unit or division; earnings (which may include any calculation of earnings, including but not limited to earnings before interest and taxes, earnings before taxes, earnings before interest, taxes, depreciation and amortization and net taxes); earnings per share; expenses; financial milestones; gross margin; growth in stockholder value relative to the moving average of the S&P 500 Index or another index; internal rate of return; leadership development or succession planning; license or research collaboration arrangements; market share; net income; net profit; net sales; new product or business development; new product invention or innovation; number of customers; operating cash flow; operating expenses; operating income; operating margin; overhead or other expense reduction; patents; procurement; product defect measures; product release timelines; productivity; profit; regulatory milestones or regulatory-related goals; retained earnings; return on assets; return on capital; return on equity; return on investment; return on sales; revenue; revenue growth; sales results; sales growth; savings; stock price; time to market; total stockholder return; working capital; unadjusted or adjusted actual contract value; unadjusted or adjusted total contract value; and individual objectives such as peer reviews or other subjective or objective criteria. The performance goals may differ from participant to participant and from award to award. The administrator also may determine that a target award or portion of a target award will not have a performance goal associated with it but instead will be granted, if at all, as determined by the administrator.

The administrator of our Executive Incentive Compensation Plan, in its sole discretion and at any time, may increase, reduce or eliminate a participant’s actual award, and/or increase, reduce or eliminate the amount allocated to any bonus pool for a particular performance period. The actual award may be below, at or above a participant’s target award, in the discretion of the administrator. The administrator may determine the amount of any reduction on the basis of such factors as it deems relevant, and the administrator is not required to establish any allocation or weighting with respect to the factors it considers.

Actual awards generally will be paid in cash (or its equivalent) only after they are earned, and, unless otherwise determined by the administrator, a participant must be employed with us through the date the actual award is paid. The administrator of our Executive Incentive Compensation Plan reserves the right to settle an actual award with a grant of an equity award under our then-current equity compensation plan, which equity award may have such terms and conditions, including vesting, as determined by the administrator.

Payment of awards occurs as soon as administratively practicable after they are earned, but no later than the dates set forth in our Executive Incentive Compensation Plan.

Awards under our Executive Incentive Compensation Plan are subject to our amended and restated clawback policy, which we may revise from time to time to comply with applicable laws. The administrator also may impose such other clawback, recovery or recoupment provisions with respect an award under our Executive Incentive Compensation Plan as the administrator determines necessary or appropriate, including for example, reduction, cancellation, forfeiture or recoupment upon a termination of a participant’s employment for cause. Certain participants may be required to reimburse us for certain amounts paid under an award under our Executive Incentive Compensation Plan in connection with certain accounting restatements we may be required to prepare due to our material noncompliance with any financial reporting requirements under applicable securities laws, as a result of misconduct.

The administrator of our Executive Incentive Compensation Plan has the authority to amend, alter, suspend or terminate our Executive Incentive Compensation Plan, provided such action does not impair the existing rights of any participant with respect to any earned awards. Our Executive Incentive Compensation Plan will remain in effect until terminated in accordance with its terms.

Retention Bonus Program

In January 2025, the compensation committee, and with respect to Dr. Litton, the board of directors, approved a cash retention program under the Company’s Executive Incentive Compensation Plan, or the Bonus Plan, under which covered employees are entitled to receive a cash bonus, or the Retention Bonus Program, upon the satisfaction of retention criteria set forth in the Retention Bonus Program. In February 2025, the compensation committee approved an amendment to the Retention Bonus Program, pursuant to which each applicable employee would be entitled to receive a cash bonus equal to the greater of (i) 50% of such employee’s 2025 annual target bonus and (ii) 10% of such employee’s 2025 annual base salary, and with such bonus due to be paid, less applicable tax withholdings, on the earliest of (x) September 30, 2025, (y) the consummation of a contemplated strategic transaction and (z) the date the Company winds up its affairs, subject, in each case, to each applicable employee remaining employed through such payment date. The retention bonuses awarded to our named executive officers for 2025 are set forth in the “2024-2025 Summary Compensation Table” above.

In September 2025, the compensation committee, and with respect to Dr. Litton, the board of directors, amended the Retention Bonus Program to provide additional retention into 2026. The amendment provides that certain employees will be entitled to receive an additional cash bonus equal to the greater of (i) 50% of such employee’s 2025 annual target bonus and (ii) 10% of such employee’s 2025 annual base salary, and with such bonus due to be paid, less applicable tax withholdings, on the earliest of (x) January 31, 2026, and (y) the date the Company winds up its affairs, subject, in each case, to (a) each applicable employee remaining employed through such payment date and (b) by no later than December 31, 2025, the Company having cash and cash equivalents of at least $30 million available for Phase 3 clinical development of an in-licensed drug candidate, as determined by the compensation committee or the board of directors, or the Bonus Condition.

In December 2025, our compensation committee determined that the Bonus Condition had been achieved.

Equity Granting Practices

Our board of directors or compensation committee, as applicable, does not grant equity awards on a predetermined schedule. Our grant committee, which consists of certain members of management and which has been delegated prescribed authority to grant equity awards to certain non-executive officer service providers, approves equity awards in advance, and such awards generally become effective on the first trading day of the following month. Awards to our non-employee directors are granted automatically pursuant to our outside director compensation policy. We have not granted, nor do we intend to grant, stock options in anticipation of the release of material, nonpublic information, and we have not taken, nor do we intend to take, material nonpublic information into account when determining the terms of stock options. Similarly, we have not timed, nor do we intend to time, the release of material, nonpublic information for the purpose of affecting the value of executive compensation or for any other purpose.

Pay Versus Performance

As required by Item 402(v) of SEC Regulation S-K, the following table, footnotes and discussion provide “Pay versus Performance” regarding the relationship between executive compensation actually paid, or CAP, as calculated under the applicable SEC rules, for the last two (2) fiscal years. As required by SEC rules, as it applies to smaller reporting companies, the table presented below discloses CAP for (i) our principal executive officer, or PEO and (ii) our named executive officers, or NEOs, other than the PEO, or the non-PEO NEOs, on an average basis. The information provided below was not considered by our compensation committee in structuring or determining compensation for our NEOs.

Year	Summary Compensation Table Total for PEO ($) (1)	Compensation Actually Paid to PEO ($) (1)(2)(3)	Average Summary Compensation Table Total for Non-PEO NEOs ($) (4)	Average Compensation Actually Paid to Non-PEO NEOs ($) (2)(3)(4)	Total shareholder return ($) (5):	Net Income (Loss) ($) (in millions) (6)
2025	1,423,814	1,954,031	770,805	886,859	31	[•]
2024	3,175,009	1,153,337	1,433,340	531,861	24	(97)

(1)
Mark Litton, our President & CEO, was the PEO for 2024 and 2025.
(2)
Deductions from, and additions to, total compensation in the Summary Compensation Table by year to calculate Compensation Actually Paid include:

	2025		2024
	Mark Litton	Average Non-PEO NEOs	Mark Litton	Average Non-PEO NEOs
Total Compensation from Summary Compensation Table	$1,423,814	$770,805	$3,175,009	$1,433,340
Total Adjustments for Pension	-	-	-	-
Adjustments for Equity Awards
Adjustment for grant date values in the Summary Compensation Table	(601,854)	(186,096)	(2,129,612)	(702,663)
Year-end fair value of unvested awards granted in the current year	1,354,529	399,819	540,619	91,567
Year-over-year difference of year-end fair values for unvested awards granted in prior years	(31,750)	(7,766)	(567,052)	(109,767)
Fair values at vest date for awards granted and vested in current year	19,286	5,699	298,686	99,407
Difference in fair values between prior year-end fair values and vest date fair values for awards granted in prior years	(209,994)	(95,602)	(164,313)	(37,934)
Forfeitures during current year equal to prior year-end fair value	-	-	-	(242,089)
Total Adjustments for Equity Awards	530,216	116,054	(2,021,673)	(901,479)
Compensation Actually Paid (as calculated)	1,954,031	886,859	1,153,337	531,861

(3)
The following summarizes the valuation assumptions used for stock option awards included as part of Compensation Actually Paid:
a.
Expected life of each stock option is based on the "simplified method" using an average of the remaining vest and remaining term, as of the vest/FYE date.
b.
Strike price is based on each grant date closing price and asset price is based on each vest/FYE closing price.
c.
Risk free rate is based on the Treasury Constant Maturity rate closest to the remaining expected life as of the vest/FYE date.
d.
Historical volatility is based on daily price history for each expected life (years) prior to each vest/FYE date. Closing prices provided by S&P Capital IQ are adjusted for dividends and splits.
e.
Represents annual dividend yield on each vest/FYE date.
(4)
Non-PEO NEOs reflect the average Summary Compensation Table total compensation and average Compensation Actually Paid for the following executives by year:
a.
2025: Javier San Martin and Mark Worthington

b.
2024: Kevin Church, Mark Worthington, Andrew Gengos and Rachel Lenington
(5)
Total shareholder return, or TSR, is determined based on the value of an initial fixed investment of $100 on December 31, 2023. Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.
(6)
The dollar amounts reported represent the amount of net loss reflected in the Company’s audited financial statements for the applicable year.

Required Disclosure of Relationships Between CAP and Financial Performance Measures

As required by Item 402(v) of Regulation S-K, we are providing the descriptions below of the relationship between CAP (as calculated in accordance with the SEC rules and described above) and Cumulative TSR and Net Income (Loss). Calculations cover two-year period from 2024 through 2025, each as set forth in the table above.

CAP versus Indexed Total Shareholder Return
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$-
CAP ($M)
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$-
Value of $100 Invested on 12/31/2023
2024
2025
PEO Compensation Actually Paid
Average NEO Compensation Actually Paid
LONA value of $100 Invested 12/31/23

CAP vs. Net Loss
$3.00
$2.00
$1.00
$-
$(1.00)
$(2.00)
$(3.00)
CAP ($M)
$150.00
$100.00
$50.00
$-
$(50.00)
$(100.00)
$(150.00)
Net Loss ($ Mil.)
2024
2025
PEO Compensation Actually Paid
Average NEO Compensation Actually Paid
LONA Net Loss ($M)

DIRECTOR COMPENSATION

The following table provides information regarding compensation of our non-employee directors for service as directors for the year ended December 31, 2025.

	Fees Earned or Paid in Cash ($)	Option Awards ($) (1)	Total ($)
Kelly A. Romano (2)	85,500	5,157	90,657
Joseph Edelman (3)	44,000	5,157	49,157
John M. Fluke, Jr. (4)	47,500	5,157	52,657
James A. Johnson (5)	65,000	5,157	70,157
Barbara Kosacz (6)	54,000	5,157	59,157
Michael Panzara, M.D., M.P.H. (7)	54,000	5,157	59,157
Grant Pickering (8)	45,000	5,157	50,157

(1)
In accordance with Securities and Exchange Commission rules, the amount in this column reflects the aggregate grant date fair value of stock options granted during 2025 computed in accordance with Accounting Standards Codification (ASC) Topic 718, rather than the amount paid or realized by the director. For a discussion of valuation assumptions, see Note 9 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024.
(2)
As of December 31, 2025, Ms. Romano held stock options to purchase 10,431 shares of our common stock.
(3)
As of December 31, 2025, Mr. Edelman held stock options to purchase 11,818 shares of our common stock.
(4)
As of December 31, 2025, Mr. Fluke held stock options to purchase 11,818 shares of our common stock.
(5)
As of December 31, 2025, Mr. Johnson held stock options to purchase 11,818 shares of our common stock.
(6)
As of December 31, 2025, Ms. Kosacz held stock options to purchase 10,431 shares of our common stock.
(7)
As of December 31, 2025, Dr. Panzara held stock options to purchase 9,275 shares of our common stock.
(8)
As of December 31, 2025, Mr. Pickering held stock options to purchase 9,390 shares of our common stock.

In September 2020, based on discussions with and assistance from AON Radford, a third-party compensation consultant then retained by our compensation committee to provide our board of directors and our compensation committee with an analysis of publicly available market data and assistance in determining compensation to be provided to our non-employee directors, our board of directors adopted, and our stockholders approved, an outside director compensation policy providing for certain compensation to our non-employee directors. The outside director compensation policy was subsequently amended and restated in January 2022, January 2023, September 2024, and September 2025 in consultation with Pearl Meyer & Partners, LLC, a third-party compensation consultant retained by our compensation committee beginning in October 2021 to provide our board of directors and our compensation committee with an analysis of publicly available market data and assistance in determining any proposed changes in non-employee director compensation.

Cash Compensation

The amended and restated outside director compensation policy provides for the following cash compensation program for our non-employee directors:

•
$40,000 per year for service as a non-employee director;

•
$30,000 per year for service as chairperson of our board of directors;

•
$15,000 per year for service as chairperson of our audit committee;

•
$7,500 per year for service as a member of our audit committee;

•
$10,000 per year for service as chairperson of our compensation committee;

•
$5,000 per year for service as a member of our compensation committee;

•
$8,000 per year for service as chairperson of our nominating and corporate governance committee;

•
$4,000 per year for service as a member of our nominating and corporate governance committee;

•
$10,000 per year for service as chairperson of our compliance committee; and

•
$5,000 per year for service as a member of our compliance committee.

Each non-employee director who serves as a committee chairperson receives only the cash retainer fee as the chairperson of the committee but not the cash retainer fee as a member of that committee. These fees to our non-employee directors are paid quarterly in arrears on a prorated basis. Under our amended and restated outside director compensation policy, we also reimburse our non-employee directors for reasonable travel expenses to attend meetings of our board of directors and its committees. The above-listed fees for service as chairperson or members of committees are payable in addition to the non-employee director retainer specified above.

The Strategic Transactions Committee was formed in September 2024 and met 50 times through the entry into the Sermonix License and completion of the PIPE Financing. In recognition of their efforts and time, in January 2026, the Board approved payments to each of Kelly Romano, James Johnson, Barbara Kosacz and Michael Panzara of $1,000 per meeting attended by each committee member.

Equity Compensation

Initial Award

Pursuant to our amended and restated outside director compensation policy, each person who becomes a non-employee director will receive, on the first trading day on or after the date that the person first becomes a non-employee director, an initial award, or the Initial Award, of stock options to purchase 4,180 shares of our common stock. The Initial Award vests in equal installments as to 1/36th of the shares of our common stock subject to the Initial Award on a monthly basis following the Initial Award’s grant date, on the same day of the month as the grant date, subject to continued services to us through the applicable vesting dates. If the person was a member of our board of directors and also an employee, then becoming a non-employee director due to termination of employment will not entitle the person to an Initial Award.

Annual Award

Pursuant to our amended and restated outside director compensation policy, each non-employee director automatically receives, on the first trading day immediately after the date of each annual meeting of our stockholders, an annual award, or the Annual Award of stock options to purchase 2,090 shares of our common stock. If, as of the date of the applicable annual meeting, such director has not been in continuous service as a non-employee director since the date of the most recently preceding annual meeting, their first annual award will be prorated and equal to the product of 2,090 multiplied by the quotient of (1) the number of whole months of continuous service as a non-employee director completed as of the date of such annual meeting divided by (2) 12, rounded down to the nearest whole share (up to a maximum of 2,090 shares). Each Annual Award vests on the earlier of the one-year anniversary of the grant date, or the day immediately before the day of the next annual meeting of our stockholders that occurs after the grant date of the Annual Award, subject to continued service to us through the applicable vesting date.

Change in Control

In the event of a “Change in Control” (as defined in our 2020 Equity Incentive Plan), each non-employee director’s then outstanding equity awards covering shares of our common stock will accelerate vesting in full, provided that he or she remains a non-employee director through the date of the Change in Control.

Other Award Terms

Each Initial Award and Annual Award will be granted under our 2020 Equity Incentive Plan (or its successor plan, as applicable) and form of award agreement under such plan. These awards will have a maximum term to expiration of 10 years from their grant and a per share exercise price equal to 100% of the fair market value of a share of our common stock on the award’s grant date.

Director Compensation Limits

Our amended and restated outside director compensation policy provides that in any fiscal year, a non-employee director may be paid cash compensation and other compensation and granted equity awards with an aggregate value of no more than $500,000 (with the value of equity awards based on their grant date fair value determined in accordance with U.S. Generally Accepted Accounting Principles for purposes of this limit), with such limit increased to $750,000 for the fiscal year of his or her initial service as a non-employee director. Equity awards granted or other compensation provided to a non-employee director while he or she was an employee or consultant of the Company (other than a non-employee director), or granted or provided prior to the effective date of the registration statement relating to our initial public offering, do not count toward this annual limit.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of our common stock as of the record date by:

•
each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our common stock;

•
each of our named executive officers;

•
each of our directors; and

•
all of our executive officers and directors as a group.

The percentage of beneficial ownership shown in the table is based upon [●] shares of common stock outstanding as of the record date.

Information with respect to beneficial ownership has been furnished by each director, officer or beneficial owner of more than 5% of our common stock. We have determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules take into account shares of common stock issuable pursuant to the exercise or conversion of stock options or warrants or convertible notes that are either immediately exercisable or convertible or exercisable or convertible on or before the 60th day after the record date. Certain of the options granted to our executive officers may be exercised prior to the vesting of the underlying shares. These shares are deemed to be outstanding and beneficially owned by the person holding those options for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

Except as otherwise noted below, the address for each person or entity listed in the table is c/o LeonaBio, Inc., 18706 North Creek Parkway, Suite 104, Bothell, Washington 98011.

	Shares Beneficially Owned
	Number of Shares (#)	Percentage (%)
5% and greater stockholders:
Anders Hove (1)	596,068	[●]
Perceptive Entities (2)	1,867,979	[●]
Named executive officers and directors:
Mark Litton (3)	245,502
Mark Worthington (4)	89,312	[●]
Javier San Martin (5)	53,566	[●]
Joseph Edelman (6)	1,867,979	[●]
John M. Fluke, Jr. (7)	24,589	[●]
James A. Johnson (8)	10,228	[●]
Barbara Kosacz (9)	8,341	[●]
Kelly A. Romano (10)	16,412	[●]
Grant Pickering (11)	9,878	[●]
Michael Panzara (12)	7,185	[●]
All current directors and executive officers as a group (12 persons) (13)	2,459,835	[●]

*	Represents beneficial ownership of less than 1% of our outstanding common stock.

(1)
Based on the Schedule 13G/A filed with the Securities and Exchange Commission on January 8, 2026. Consists of (i) 250,348 shares of common stock which Acorn Bioventures, L.P. and Acorn Capital Advisors GP, LLC may be deemed to beneficially own and (ii) 345,720 shares of common stock which Acorn Bioventures 2, L.P. and Acorn Capital Advisors GP 2, LLC may be deemed to beneficially own. Acorn Capital Advisors GP, LLC is the General Partner of Acorn Bioventures, L.P. and may be deemed to beneficially own the shares of Common Stock beneficially owned by Acorn Bioventures, L.P. Acorn Capital Advisors GP 2, LLC is the General Partner of Acorn Bioventures 2, L.P. and may be deemed to beneficially own the shares of Common Stock beneficially owned by Acorn Bioventures 2, L.P. Mr. Hove, in his capacity as Manager of each of Acorn Capital Advisors GP, LLC and Acorn Capital Advisors GP 2, LLC, may be deemed to beneficially own the shares beneficially owned by each of Acorn Capital Advisors GP, LLC and Acorn Capital Advisors GP 2, LLC. The

business address of Acorn Bioventures, L.P. and Acorn Bioventures 2, L.P. is 420 Lexington Avenue, Suite 2626, New York, New York 10170.
(2)
Based on the Schedule 13D/A filed with the Securities and Exchange Commission on January 16, 2026. Consists of (i) 1,529,566 shares of common stock and 7,120 shares of common stock issuable upon the partial exercise of a pre-funded warrant that is exercisable within 60 days of the record date held directly by Perceptive Life Sciences Master Fund, Ltd. (“Master Fund”), and (ii) 329,756 shares of common stock and 1,536 shares of common stock issuable upon the partial exercise of a pre-funded warrant that is exercisable within 60 days of the record date held directly by Perceptive Xontogeny Venture Fund II, LP (“PXV II” and, together with Master Fund, “Perceptive Entities”). Perceptive Advisors LLC (“Perceptive Advisors”) is the investment advisor of Perceptive Life Sciences Master Fund Ltd (“Perceptive Master Fund”) and may be deemed to have beneficial ownership of the shares beneficially owned thereby. Perceptive Venture Advisors, LP (“Perceptive Venture”), is the investment manager to Perceptive Xontogeny Venture Fund II, LP (“PXV II”), and accordingly, may be deemed to beneficially own the securities directly held by PXV II. Joseph Edelman is the controlling person of Perceptive Advisors and Perceptive Venture and accordingly, may be deemed to have beneficial ownership of the shares beneficially owned by the Perceptive Master Fund, PXV II, Perceptive Advisors and Perceptive Venture. Perceptive Advisors, Perceptive Venture, the Perceptive Master Fund, PXV II and Mr. Edelman disclaim beneficial ownership of all such securities except to the extent of its or his pecuniary interest therein. The business address for each of Perceptive Advisors, Perceptive Venture, the Perceptive Master Fund, PXV II and Mr. Edelman is 51 Astor Place, 10th Floor, New York, NY 10003.
(3)
Consists of 40,828 shares held of record by Dr. Litton, 656 shares held by Irrevocable Trust of OSL, 656 shares held by Irrevocable Trust of SWL, and 656 shares held by Irrevocable Trust of WGL, each irrevocable trust is for the benefit of Dr. Litton’s children, and options to purchase 202,706 shares that are exercisable within 60 days of the record date.
(4)
Consists of 13,978 shares held by Mr. Worthington and options to purchase 75,334 shares that are exercisable within 60 days of the record date.
(5)
Consists of 10,189 shares held by Dr. San Martin and options to purchase 43,377 shares that are exercisable within 60 days of the record date.
(6)
Consists of the shares referenced in footnote (2) above and excludes 9,728 shares issuable upon the exercise of options held by Mr. Edelman, which are not exercisable within 60 days of the record date. Joseph Edelman is the managing member of Perceptive Advisors LLC and he may be deemed to beneficially own the shares held by Perceptive. Mr. Edelman disclaims beneficial ownership of all such securities except to the extent of its or his pecuniary interest therein.
(7)
Consists of 373 shares held of record by Fluke Capital Management, L.P., 14,448 shares held by Mr. Fluke, and options to purchase 9,728 shares that are exercisable within 60 days of the record date.
(8)
Consists of 500 shares held by Mr. Johnson and options to purchase 9,728 shares that are exercisable within 60 days of the record date.
(9)
Consists of options held by Ms. Kosacz to purchase 8,341 shares that are exercisable within 60 days of the record date.
(10)
Consists of 8,071 shares held by Ms. Romano and options to purchase 8,341 shares that are exercisable within 60 days of record date.
(11)
Consists of 2,578 shares held by Mr. Pickering and options to purchase 7,300 shares that are exercisable within 60 days of the record date.
(12)
Consists of options held by Dr. Panzara to purchase 7,185 shares that are exercisable within 60 days of the record date.
(13)
Consists of 1,985,833 shares held by our current directors and executive officers as a group, pre-funded warrants to purchase 8,657 shares that are exercisable within 60 days of the record date, and options to purchase 465,345 shares that are exercisable within 60 days of the record date.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table summarizes information about our equity compensation plans as of December 31, 2025. All outstanding awards relate to our common stock.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (#)	(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights ($)	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (#) (3)
Equity compensation plans approved by security holders:
2014 Equity Incentive Plan	13,240	13.06	—
2020 Equity Incentive Plan	1,209,190 (1)	38.31 (2)	63,723
2020 Employee Stock Purchase Plan	—	—	156,754
Equity compensation plans not approved by security holders:
2024 Inducement Equity Incentive Plan	40,000	20.60	35,000
Total	1,262,430		255,477

(1)
Includes both 1,151,589 outstanding options and 57,601 outstanding, unvested time-based and performance restricted stock units.
(2)
Represents the outstanding options’ weighted-average exercise price and does not take into account the shares issuable upon vesting of outstanding time-based and performance restricted stock units, which do not have an exercise price.
(3)
Our 2020 Equity Incentive Plan includes provisions providing for an annual increase in the number of securities available for future issuance on the first day of each fiscal year, equal to the least of: (1) 323,000 shares; (2) 5% of the outstanding shares of common stock as of the last day of the immediately preceding fiscal year; and (3) such lesser number of shares determined by the board of directors. Our 2020 Employee Stock Purchase Plan includes provisions providing for an annual increase in the number of securities available for future issuance on the first day of each fiscal year, equal to the least of: (1) 1% of the outstanding shares of common stock as of the last day of the immediately preceding fiscal year; (2) 64,600 shares; and (3) such lesser number of shares determined by the board of directors.

In February 2024, our board of directors adopted the Inducement Plan, and, subject to the adjustment provisions of the Inducement Plan, reserved 75,000 shares of our common stock for issuance pursuant to equity awards granted under the Inducement Plan. The Inducement Plan was adopted without stockholder approval pursuant to Nasdaq Rule 5635(c)(4). The Inducement Plan provides for the grant of equity-based awards, including nonstatutory stock options, stock appreciation rights, restricted stock, restricted stock units, and performance awards, and its terms are substantially similar to our 2020 Equity Incentive Plan, including with respect to treatment of equity awards in the event of a “Change in Control” (as defined under the Inducement Plan) of the Company or a merger of the Company with or into another corporation or entity, but with such other terms and conditions intended to comply with the Nasdaq inducement award exception. However, the 2020 Equity Incentive Plan permits certain exchange programs (including repricings) without stockholder approval, while our Inducement Plan does not permit such exchange programs.

OTHER MATTERS

Availability of Bylaws

A copy of the Bylaws may be obtained by accessing our filings on the Securities and Exchange Commission’s website at www.sec.gov. You may also contact our corporate secretary at our principal executive offices for a copy of the relevant Bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

* * *

The board of directors does not know of any other matters to be presented at the Special Meeting. If any additional matters are properly presented at the Special Meeting, the persons named in the proxy will have discretion to vote the shares of our common stock they represent in accordance with their own judgment on such matters.

It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote as promptly as possible to ensure your vote is recorded.

THE BOARD OF DIRECTORS

Bothell, Washington

[●], 2026

Annex A

LEONABIO, INC.

2026 EQUITY INCENTIVE PLAN

1. Purposes of the Plan. The purposes of the Plan are:

• to attract and retain the best available personnel for positions of substantial responsibility,

• to provide additional incentive to Employees, Directors and Consultants, and

• to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and Performance Awards.

2. Definitions. As used herein, the following definitions will apply:

2.1 “Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4.

2.2 “Applicable Laws” means the legal and regulatory requirements relating to the administration of equity-based awards, including but not limited to the related issuance of shares of Common Stock, including but not limited to, under U.S. federal and state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any non-U.S. country or jurisdiction where Awards are, or will be, granted under the Plan.

2.3 “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, or Performance Awards.

2.4 “Award Agreement” means the written or electronic agreement setting forth the terms and conditions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

2.5 “Board” means the Board of Directors of the Company.

2.6 “Change in Control” means the occurrence of any of the following events:

(a) Change in Ownership of the Company. A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection (a), the acquisition of additional stock by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of the stock of the Company prior to such additional acquisition, will not be considered a Change in Control; provided, further, that any change in the ownership of the stock of the Company as a result of a private financing of the Company that is approved by the Board also will not be considered a Change in Control. Further, if the stockholders of the Company immediately before such change in ownership continue to retain immediately after the change in ownership, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately prior to the change in ownership, direct or indirect beneficial ownership of fifty percent (50%) or more of the total voting power of the stock of the Company or of the ultimate parent entity of the Company, such event will not be considered a Change in Control under this subsection (a). For this purpose, indirect beneficial ownership will include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company, as the case may be, either directly or through one or more subsidiary corporations or other business entities; or

(b) Change in Effective Control of the Company. If the Company has a class of securities registered pursuant to Section 12 of the Exchange Act, a change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this subsection (b), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(c) Change in Ownership of a Substantial Portion of the Company’s Assets. A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such Person or Persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (c), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (i) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (ii) a transfer of assets by the Company to: (A) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (B) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (C) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company, or (D) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (c)(ii)(C). For purposes of this subsection (c), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this definition, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Section 409A.

Further and for purposes of clarity, a transaction will not constitute a Change in Control if: (x) its primary purpose is to change the jurisdiction of the Company’s incorporation, or (y) its primary purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

2.7 “Code” means the U.S. Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder will include such section or regulation, any valid regulation or other formal guidance of general or direct applicability promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

2.8 “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board, or by a duly authorized committee of the Board, in accordance with Section 4.

2.9 “Common Stock” means the common stock of the Company.

2.10 “Company” means LeonaBio, Inc., a Delaware corporation, or any successor thereto.

2.11 “Consultant” means any natural person, including an advisor, engaged by the Company or any of its Parents or Subsidiaries to render bona fide services to such entity, provided the services (a) are not in connection with the offer or sale of securities in a capital-raising transaction, and (b) do not directly promote or maintain a market for the Company’s securities, in each case, within the meaning of Form S-8 promulgated under the Securities Act, and provided further, that a Consultant will include only those persons to whom the issuance of Shares may be registered under Form S-8 promulgated under the Securities Act.

2.12 “Director” means a member of the Board.

2.13 “Disability” means total and permanent disability as defined in Code Section 22(e)(3), provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

2.14 “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a Director’s fee by the Company will be sufficient to constitute “employment” by the Company.

2.15 “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder.

2.16 “Exchange Program” means a program under which (a) outstanding Awards are surrendered or cancelled in exchange for awards of the same type (which may have higher or lower exercise prices and different terms), awards of a different type, and/or cash, (b) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator, and/or (c) the exercise price of an outstanding Award is reduced or increased. The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.

2.17 “Fair Market Value” means, as of any date and unless the Administrator determines otherwise, the value of a Share determined as follows:

(a) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the New York Stock Exchange or the Nasdaq Global Select Market, the Nasdaq Global Market, or the Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or, if no closing sales price was reported on that date, as applicable, on the last Trading Day such closing sales price was reported) as quoted on such exchange or system on the date of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(b) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value will be the mean between the high bid and low asked prices for the Common Stock on the day of determination (or, if no bids and asks were reported on that date, as applicable, on the last Trading Day such bids and asks were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(c) In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

Notwithstanding the foregoing, for purposes of determining the fair market value of any Shares for any reason other than the determination of the exercise price of Options or Stock Appreciation Rights, fair market value will be determined by the Administrator in a manner compliant with Applicable Laws and applied consistently for such purpose. The determination of fair market value for purposes of tax withholding may be made in the Administrator’s sole discretion subject to Applicable Laws and is not required to be consistent with the determination of fair market value for other purposes.

2.18 “Fiscal Year” means the fiscal year of the Company.

2.19 “Incentive Stock Option” means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Code Section 422 and the regulations promulgated thereunder.

2.20 “Inside Director” means a Director who is an Employee.

2.21 “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

2.22 “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

2.23 “Option” means a stock option granted pursuant to the Plan.

2.24 “Outside Director” means a Director who is not an Employee.

2.25 “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Code Section 424(e).

2.26 “Participant” means the holder of an outstanding Award.

2.27 “Performance Awards” means an Award which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine and which may be cash- or stock-denominated and may be settled for cash, Shares or other securities or a combination of the foregoing under Section 10.

2.28 “Performance Period” means Performance Period as defined in Section 10.1.

2.29 “Period of Restriction” means the period (if any) during which the transfer of Shares of Restricted Stock is subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

2.30 “Plan” means this LeonaBio, Inc. 2026 Equity Incentive Plan, as may be amended from time to time.

2.31 “Restricted Stock” means Shares issued pursuant to an Award of Restricted Stock under Section 8 or issued pursuant to the early exercise of an Option.

2.32 “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the fair market value of one Share, granted pursuant to Section 9. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

2.33 “Rule 16b‑3” means Rule 16b‑3 of the Exchange Act or any successor to Rule 16b‑3, as in effect when discretion is being exercised with respect to the Plan.

2.34 “Section 16b” means Section 16(b) of the Exchange Act.

2.35 “Section 409A” means Code Section 409A and the U.S. Treasury Regulations and guidance thereunder, and any applicable state law equivalent, as each may be promulgated, amended or modified from time to time.

2.36 “Securities Act” means the U.S. Securities Act of 1933, as amended, including the rules and regulations promulgated thereunder.

2.37 “Service Provider” means an Employee, Director or Consultant.

2.38 “Share” means a share of the Common Stock, as adjusted in accordance with Section 15.

2.39 “Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 7 is designated as a Stock Appreciation Right.

2.40 “Subsidiary” means any “subsidiary corporation whether now or hereafter existing, as defined in Code Section 424(f).

2.41 “Trading Day” means a day that the primary stock exchange, national market system or other trading platform, as applicable, upon which the Common Stock is listed (or otherwise trades regularly, as determined by the Administrator, in its sole discretion) is open for trading.

2.42 “U.S. Treasury Regulations” means the Treasury Regulations of the Code. Reference to a specific Treasury Regulation or Section of the Code will include such Treasury Regulation or Section, any valid regulation promulgated under such Section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such Section or regulation.

3. Stock Subject to the Plan.

3.1 Stock Subject to the Plan. Subject to adjustment upon changes in capitalization of the Company as provided in Section 15, the maximum aggregate number of Shares that may be subject to Awards and sold under the Plan will be equal to (a) 5,700,000 Shares, plus (b) any Shares subject to awards granted under the Company’s 2020 Equity Incentive Plan (the “2020 Plan”) that, on or after the Effective Date, are used to pay for the tax withholding related to the award or the exercise price with the award or, with respect to any options and stock appreciation rights, expire or become unexercisable without having been exercised in full, or with respect to any other types of awards under the 2020 Plan, are forfeited to or repurchased by the Company due to failure to vest, or are not issued under an award due to the award being paid out in cash rather than Shares, with the maximum number of Shares to be added to the Plan pursuant to clause (b) equal to 1,300,000 Shares. In addition, Shares may become available for issuance under Sections 3.2 and 3.3. The Shares may be authorized but unissued, or reacquired Common Stock.

3.2 Automatic Share Reserve Increase. Subject to adjustment upon changes in capitalization of the Company as provided in Section 15, the number of Shares available for issuance under the Plan will be increased on the first day of each Fiscal Year beginning with the 2027 Fiscal Year, in an amount equal to the least of (a) five percent (5%) of the aggregate of the outstanding Shares and outstanding pre-funded warrants to purchase Shares on the last day of the immediately preceding Fiscal Year, or (b) such number of Shares determined by the Board no later than the last day of the immediately preceding Fiscal Year.

3.3 Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an Exchange Program or, with respect to Restricted Stock, Restricted Stock Units or Performance Awards, is forfeited to or repurchased by the Company due to the failure to vest, the unpurchased Shares (or for Awards other than Options or Stock Appreciation Rights the forfeited or repurchased Shares) that were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to Stock Appreciation Rights, the gross number of Shares exercised pursuant to a Stock Appreciation Right will cease to be available under the Plan; all remaining Shares under Stock Appreciation Rights will remain available for future grant or sale under the Plan (unless the Plan has terminated). Shares that actually have been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Stock, Restricted Stock Units or Performance Awards are repurchased by the Company or are forfeited to the Company due to the failure to vest, such Shares will become available for future grant under the Plan. Shares otherwise issuable under an Award that are used to pay the exercise price of an Award or to satisfy the tax liabilities or withholdings related to an Award will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan.

3.4 Incentive Stock Options. Notwithstanding the foregoing and, subject to the maximum aggregate number of Shares that may be subject to Awards and sold under the Plan pursuant to Section 3.1, adjustment as provided in Section 15, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal 57,000,000.

3.5 Share Reserve. The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

4. Administration of the Plan.

4.1 Procedure.

4.1.1 Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.

4.1.2 Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

4.1.3 Other Administration. Other than as provided above, the Plan will be administered by (a) the Board or (b) a Committee, which Committee will be constituted to comply with Applicable Laws.

4.1.4 Delegation of Authority for Day-to-Day Administration. Except to the extent prohibited by Applicable Laws, the Administrator may delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to it in the Plan. Such delegation may be revoked at any time.

4.2 Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

(a) to determine the Fair Market Value;

(b) to determine the Awards to be granted and select the Service Providers to whom Awards may be granted hereunder;

(c) to determine the number of Shares or dollar amounts to be covered by each Award granted hereunder;

(d) to approve forms of Award Agreements for use under the Plan;

(e) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto (including but not limited to temporarily suspending the exercisability of an Award if the Administrator deems such suspension necessary or appropriate for administrative purposes or to comply with Applicable Laws, provided that, except where the exercise of the Award would result in noncompliance with Applicable Laws, such suspension must be lifted prior to the expiration of the maximum term and post-termination exercisability period of an Award), based in each case on such factors as the Administrator may determine;

(f) to institute and determine the terms and conditions of an Exchange Program, including, subject to Section 20.3, to unilaterally implement an Exchange Program without the consent of the applicable Award holder;

(g) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(h) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of facilitating compliance with applicable non‑U.S. laws, easing the administration of the Plan and/or for qualifying for favorable tax treatment under applicable non‑U.S. laws, in each case as the Administrator may deem necessary or advisable;

(i) to modify or amend each Award (subject to Section 20.3), including but not limited to the discretionary authority to extend the post-termination exercisability period of Awards and to extend the maximum term of an Option or Stock Appreciation Right (subject to Sections 6.4 and 7.5);

(j) to allow Participants to satisfy withholding tax obligations in a manner prescribed in Section 16 of the Exchange Act;

(k) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(l) to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that otherwise would be due to such Participant under an Award;

(m) to determine whether Awards will be settled in Shares, cash or in any combination thereof; and

(n) to make all other determinations deemed necessary or advisable for administering the Plan.

For the avoidance of doubt, the Administrator will not be obligated to treat all Awards, all Awards held by a Participant, all Awards of the same type, or all portions of Awards, similarly including but not limited to with respect to the number of Shares covered by such Award, the price applicable to such Award, or the vesting, forfeiture or other terms and conditions applicable to such award.

4.3 Dividends. With respect to any Options and Stock Appreciation Rights, until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) thereunder, no right to receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to such Award, including without limitation notwithstanding any exercise of such Award. Further, no adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued under an Option or Stock Appreciation Right, except as provided in Section 15. During any applicable Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator provides otherwise; provided, however, that any such dividends or distributions payable with respect to such Shares will be subject to the same vesting criteria and forfeitability provisions as the Shares of Restricted Stock with respect to which they were paid. With respect to Awards of Restricted Stock Units and Performance Awards, until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or a duly authorized transfer agent of the Company), no right to receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to such Award, unless determined otherwise by the Administrator; provided, however, that any such dividends or distributions that the Administrator determines will be payable with respect to such Shares will be subject to the same vesting criteria and forfeitability provisions as the Shares subject to such Award with respect to which they were paid.

4.4 Effect of Administrator’s Decisions. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards and will be given the maximum deference permitted by Applicable Laws.

5. Eligibility. Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units or Performance Awards may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6. Stock Options.

6.1 Grant of Options. Subject to the terms and conditions of the Plan, the Administrator, at any time and from time to time, may grant Options to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

6.2 Option Agreement. Each Award of an Option will be evidenced by an Award Agreement that will specify the exercise price, the term of the Option, the number of Shares subject to the Option, the exercise restrictions, if any, applicable to the Option and such other terms and conditions as the Administrator, in its sole discretion, may determine.

6.3 Limitations. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. Notwithstanding such designation, to the extent that the aggregate fair market value of the Shares with respect to which incentive stock options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary of the Company) exceeds one hundred thousand dollars ($100,000), such options will be treated as nonstatutory stock options. For purposes of this Section 6.3, incentive stock options will be taken into account in the order in which they were granted, the fair market value of the Shares will be determined as of the time the option with respect to such Shares is granted, and calculation will be performed in accordance with Code Section 422 and the U.S. Treasury Regulations promulgated thereunder.

6.4 Term of Option. The term of each Option will be stated in the Award Agreement; provided, however, that the term will be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the maximum term of the Incentive Stock Option will be five (5) years from the date of grant.

6.5 Option Exercise Price and Consideration.

6.5.1 Exercise Price. The per-Share exercise price for the Shares to be issued pursuant to the exercise of an Option will be determined by the Administrator, but will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. In addition, in the case of an Incentive Stock Option granted to an Employee who owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the per-Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant. Notwithstanding the foregoing, Options may be granted with a per-Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Code Section 424(a).

6.5.2 Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

6.5.3 Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. Such consideration may consist of any one of or a combination of the following: (a) cash (including cash equivalents); (b) check; (c) promissory note, to the extent permitted by Applicable Laws; (d) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided further that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion; (e) consideration received by the Company under a cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan; (f) by net exercise; (g) any other consideration and method of payment for the issuance of Shares so long as permitted by Applicable Laws.

6.6 Exercise of Option.

6.6.1 Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (a) notice of exercise (in such form and in accordance with such procedures as the Administrator may specify from time to time) from the person entitled to exercise the Option; and (b) full payment of the exercise price for the Shares with respect to which the Option is exercised (together with applicable tax withholdings). Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse.

Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan (except as provided otherwise under Section 3) and for sale under the Option, by the number of Shares as to which the Option is exercised.

6.6.2 Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon such cessation as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within ninety (90) days of such cessation, or such shorter or longer period of time as may be specified in the Award Agreement or in writing by the Administrator, but in no event later than the expiration of the term of such Option as set forth in the Award Agreement or Section 6.4. However, unless otherwise provided by the Administrator or set forth in the Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries or Parents, as applicable, if on such date of cessation the Participant is not vested as to his or her entire Award, the Shares covered by the unvested portion of the Award will revert to the Plan immediately. If after such cessation the Participant does not exercise his or her vested Options within the time specified by the Administrator, such Option will terminate, and the Shares covered by such Award will revert to the Plan.

6.6.3 Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within six (6) months of cessation, or such longer or shorter period of time as may be specified in the Award Agreement or in writing by the Administrator (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement or Section 6.4, as applicable). However, unless otherwise provided by the Administrator or set forth in the Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries or Parents, as applicable, if on the date of cessation the Participant is not vested as to his or her entire Award, the Shares covered by the unvested portion of the Award will revert to the Plan immediately. If after such cessation the Participant does not exercise his or her vested Options within the time specified herein, such Options will terminate, and the Shares covered by such Award will revert to the Plan.

6.6.4 Death of Participant. If a Participant dies while a Service Provider, his or her Option may be exercised within six (6) months following the Participant’s death, or within such longer or shorter period of time as may be specified in the Award Agreement or in writing by the Administrator (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement or Section 6.4, as applicable), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to the Participant’s death in a form (if any) acceptable to the Administrator. If the Administrator has not permitted the designation of a beneficiary or if no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution (each, a “Legal Representative”). If the Option is exercised pursuant to this Section 6.6.4, Participant’s designated beneficiary or Legal Representative shall be subject to the terms of the Plan and the Award Agreement, including but not limited to the restrictions on transferability and forfeitability applicable to the Service Provider. However, unless otherwise provided by the Administrator or set forth in the Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries or Parents, as applicable, if at the time of death a Participant is not vested as to his or her entire Award, the Shares covered by the unvested portion of the Award will revert to the Plan immediately. If vested Options are not so exercised within the time specified herein, such Options will terminate, and the Shares covered by such Award will revert to the Plan.

6.6.5 Tolling Expiration. A Participant’s Award Agreement may also provide that:

(a) if the exercise of the Option following the cessation of Participant’s status as a Service Provider (other than upon the Participant’s death or Disability) would result in liability under Section 16b, then the Option will terminate on the earlier of (i) the expiration of the term of the Option set forth in the Award Agreement or (ii) the tenth (10th) day after the last date on which such exercise would result in liability under Section 16b; or

(b) if the exercise of the Option following the cessation of the Participant’s status as a Service Provider (other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of Shares would violate the registration requirements under the Securities Act, then the Option will terminate on the earlier of (i) the expiration of the term of the Option or (ii) the expiration of a period of thirty (30) days after the cessation of the Participant’s status as a Service Provider during which the exercise of the Option would not be in violation of such registration requirements.

7. Stock Appreciation Rights.

7.1 Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as may be determined by the Administrator, in its sole discretion.

7.2 Number of Shares. Subject to the terms and conditions of the Plan, the Administrator will have complete discretion to determine the number of Shares subject to any Award of Stock Appreciation Rights.

7.3 Exercise Price and Other Terms. The per-Share exercise price for the Shares that will determine the amount of the payment to be received upon exercise of a Stock Appreciation Right as set forth in Section 7.6 will be determined by the Administrator and will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. Notwithstanding the foregoing, Stock Appreciation Rights may be granted with a per-Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Code Section 424(a). Otherwise, the Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan.

7.4 Stock Appreciation Right Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise and such other terms and conditions as the Administrator, in its sole discretion, may determine.

7.5 Term and Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 6.4 relating to the maximum term and Section 6.6 relating to exercise also will apply to Stock Appreciation Rights.

7.6 Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(a) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(b) The number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, such payment may be in cash, in Shares of equivalent value or in some combination thereof.

8. Restricted Stock.

8.1 Grant of Restricted Stock. Subject to the terms and conditions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, may determine.

8.2 Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction (if any), the number of Shares granted and such other terms and conditions as the Administrator, in its sole discretion, may determine. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed. For purposes of clarity, the Administrator, in its sole discretion, may determine that an Award of Restricted Stock will not be subject to any Period of Restriction and consideration for such Award is paid for by past services rendered as a Service Provider.

8.3 Transferability. Except as provided in this Section 8 or as the Administrator may determine, Shares of Restricted Stock may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the end of the applicable Period of Restriction, subject to the terms of Section 15.

8.4 Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

8.5 Removal of Restrictions. Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

8.6 Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

8.7 Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

9. Restricted Stock Units.

9.1 Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. After the Administrator determines that it will grant Restricted Stock Units, it will advise the Participant in an Award Agreement of the terms, conditions and restrictions related to the grant, including the number of Restricted Stock Units.

9.2 Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion that, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, divisional, business unit or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws or any other basis determined by the Administrator in its discretion. For purposes of clarity, the Administrator, in its sole discretion, may determine that an Award of Restricted Stock Units will not be subject to any vesting criteria and consideration for such Award is paid for by past services rendered as a Service Provider.

9.3 Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as set forth in the Award Agreement. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

9.4 Form and Timing of Payment. Payment of earned Restricted Stock Units will be made at the time(s) set forth in the Award Agreement. The Administrator, in its sole discretion, may settle earned Restricted Stock Units in cash, Shares or a combination of both.

9.5 Cancellation. On the date set forth in the Award Agreement, all unearned or unvested Restricted Stock Units will be forfeited to the Company.

10. Performance Awards.

10.1 Award Agreement. Each Performance Award will be evidenced by an Award Agreement that will specify any time period during which any performance objectives or other vesting provisions will be measured (“Performance Period”), and such other terms and conditions as the Administrator may determine. Each Performance Award will have an initial value that is determined by the Administrator on or before its date of grant.

10.2 Objectives or Vesting Provisions and Other Terms. The Administrator will set any objectives or vesting provisions that, depending on the extent to which any such objectives or vesting provisions are met, will determine the value of the payout for the Performance Awards. The Administrator may set vesting criteria based upon the achievement of Company-wide, divisional, business unit or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

10.3 Earning Performance Awards. After an applicable Performance Period has ended, the holder of a Performance Award will be entitled to receive a payout for the Performance Award earned by the Participant over the Performance Period. The Administrator, in its discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Award.

10.4 Form and Timing of Payment. Payment of earned Performance Awards will be made at the time(s) set forth in the Award Agreement. The Administrator, in its sole discretion, may settle earned Performance Awards in cash, Shares or a combination of both.

10.5 Cancellation of Performance Awards. On the date set forth in the Award Agreement, all unearned or unvested Performance Awards will be forfeited to the Company, and again will be available for grant under the Plan.

11. Outside Director Award Limitations. No Outside Director may be granted, in any Fiscal Year, Awards (the value of which will be based on their grant date fair value determined in accordance with U.S. generally accepted accounting principles) and be provided any other compensation (including without limitation any cash retainers or fees) in amounts that, in the aggregate, exceed $500,000, provided that such amount is increased to $750,000 in the Fiscal Year of his or her initial service as an Outside Director. Any Awards or other compensation provided to an individual for his or her services as an Employee, or for his or her services as a Consultant other than as an Outside Director, will be excluded for purposes of this Section 11.

12. Compliance With Section 409A. The Plan and Awards issued hereunder are intended to be designed and operated in such a manner that is exempt from the application of, or complies with, the requirements of Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A, except as otherwise determined in the sole discretion of the Administrator. Except as expressly determined otherwise by the Administrator, each payment or benefit under the Plan and under each Award Agreement is intended to constitute a separate payment for purposes of Section 1.409A-2(b)(2) of the U.S. Treasury Regulations. The Plan, each Award and each Award Agreement under the Plan is intended to be exempt from or meet the requirements of Section 409A and will be construed and interpreted in accordance with such intent (including with respect to any ambiguities or ambiguous terms), except to the extent the Administrator, in its sole discretion, expressly determines otherwise. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Section 409A, the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A. Notwithstanding the foregoing, in no event will the Company or any of its Parents or Subsidiaries have any responsibility, liability or obligation to reimburse, indemnify or hold harmless a Participant (or any other person) in respect of Awards, for any taxes, penalties or interest that may be imposed on, or other costs incurred by, a Participant (or any other person) as a result of or in connection with Section 409A.

13. Leaves of Absence/Transfer Between Locations. Unless the Administrator provides otherwise or as otherwise required by Applicable Laws, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Participant will not cease to be an Employee in the case of (a) any leave of absence approved by the Company or (b) transfers between locations of the Company or between the Company, its Parents or any of its Subsidiaries. For purposes of Incentive Stock Options, no such leave from the Company or any Parent or Subsidiary of the Company may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months following the first (1st) day of such leave, any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

14. Limited Transferability of Awards. Unless determined otherwise by the Administrator, Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution (which, for purposes of clarification, shall be deemed to include through a beneficiary designation if available in accordance with Section 6.6), and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

15. Adjustments; Dissolution or Liquidation; Merger or Change in Control.

15.1 Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, reclassification, repurchase or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares, occurs (other than any ordinary dividends or other ordinary distributions), the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of shares of stock that may be delivered under the Plan and/or the number, class, and price of shares of stock covered by each outstanding Award, as well as numerical Share limits in Section 3. Notwithstanding the foregoing, the Company will have no obligation to effect any adjustment in a manner that may require the issuance of fractional Shares, and any fractional Shares resulting from any adjustment may be disregarded or provided for in any manner determined by the Administrator, in its sole discretion, subject to any Applicable Laws.

15.2 Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. Unless provided otherwise by the Administrator, to the extent it has not been previously exercised (with respect to an Option or Stock Appreciation Right), vested (with respect to Restricted Stock) or settled (with respect to any other Awards), an Award will terminate immediately prior to the consummation of such proposed action.

15.3 Merger or Change in Control. In the event of a merger of the Company with or into another corporation or other entity or a Change in Control, each outstanding Award will be treated as the Administrator determines (subject to the provisions of the following paragraph) without a Participant’s consent, which may include, without limitation, that the outstanding Award will be: (a) assumed, or a substantially equivalent award(s) will be substituted, by the acquiring or succeeding entity (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (b) continued by the Company, subject to any adjustment pursuant to Section 15.1; (c) upon written notice to the Participant, terminate upon or immediately prior to the consummation of such merger or Change in Control; (d) vest and become exercisable, realizable or payable, or restrictions applicable to the Award will lapse, in whole or in part prior to or upon consummation of such merger or Change in Control, and, to the extent the Administrator determines, terminate upon or immediately prior to the effectiveness of such merger or Change in Control; (e) (i) terminated in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the transaction (and, for purposes of clarity, if as of the date of the occurrence of the transaction the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award will be terminated by the Company without payment), or (ii) replaced with other rights or property selected by the Administrator in its sole discretion; or (f) treated in any combination of the foregoing. In taking any of the actions permitted under this Section 15.3, the Administrator will not be obligated to treat all Awards, all Awards held by a Participant, all Awards of the same type, or all portions of Awards, similarly.

In the event that the successor (or an affiliate thereof) does not assume the Award (or portion thereof) pursuant to the preceding clause (a) and as described below, or substitute for the Award (or portion thereof) pursuant to the preceding clause (a), and the Company does not continue the Award (or portion thereof) as described above, the Participant will fully vest in and have the right to exercise his or her outstanding Options and Stock Appreciation Rights (or portions thereof) not so assumed, substituted for or continued, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock, Restricted Stock Units, or Performance Awards (or portions thereof) not so assumed, substituted for or continued will lapse, and, with respect to Awards with performance-based vesting (or portions thereof) not assumed or substituted for, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met, in each case, unless specifically provided otherwise under the applicable Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries or Parents, as applicable. In addition, unless specifically provided otherwise under the applicable Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries or Parents, as applicable, to the extent an Option or Stock Appreciation Right (or portion thereof) is not so assumed, substituted for or continued in the event of a merger or Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right (or its applicable portion) will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right (or its applicable portion) will terminate upon the expiration of such period.

For the purposes of this Section 15.3 and Section 15.4 below, an Award will be considered assumed if, following the merger or Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or Change in Control, the consideration (whether stock, cash or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor or its Parent, the Administrator may, with the consent of the successor, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit or Performance Award, for each Share subject to such Award, to be solely common stock of the successor or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control.

Notwithstanding anything in this Section 15.3 to the contrary, and unless otherwise provided under an Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries or Parents, as applicable, an Award that vests, is earned or paid out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent; provided, however, that a modification to such performance goals only to reflect the successor’s post-merger or post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

Notwithstanding anything in this Section 15.3 to the contrary, and unless otherwise provided in an Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries or Parents, as applicable, if a payment under an Award Agreement is subject to Section 409A and if the change in control definition contained in the Award Agreement (or other agreement related to the Award, as applicable) does not comply with the definition of “change in control” for purposes of a distribution under Section 409A, then any payment of an amount that otherwise would be accelerated under this Section will be delayed until the earliest time that such payment would be permissible under Section 409A without triggering any penalties thereunder.

15.4 Outside Director Awards. Any Award granted to an Outside Director, regardless of whether such Award is assumed or substituted for, will fully vest immediately prior to a Change in Control, provided that the Participant remains an Outside Director through the date of such Change in Control, and the Participant will have the right to exercise Options and/or Stock Appreciation Rights as to all of the Shares underlying such Award, including those Shares which otherwise would not be vested or exercisable prior to such Change in Control, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met, unless specifically provided otherwise under the applicable Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Parent or Subsidiaries, as applicable.

16. Tax Withholding.

16.1 Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof) or such earlier time as any tax withholdings are due, the Company (or any of its Parents, Subsidiaries or affiliates employing or retaining the services of a Participant, as applicable) will have the power and the right to deduct or withhold, or require a Participant to remit to the Company (or any of its Parents, Subsidiaries, or affiliates, as applicable) or a relevant tax authority, an amount sufficient to satisfy U.S. federal, state, local, non‑U.S. and other taxes (including the Participant’s FICA or other social insurance contribution obligation) required to be withheld or paid with respect to such Award (or exercise thereof).

16.2 Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax liability or withholding obligation, in whole or in part, by such methods as the Administrator shall determine, including, without limitation: (a) paying cash, check or other cash equivalents; (b) electing to have the Company withhold otherwise deliverable cash or Shares having a fair market value equal to the minimum statutory amount required to be withheld or such greater amount as the Administrator may determine if such amount would not have adverse accounting consequences, as the Administrator determines in its sole discretion; (c) delivering to the Company already-owned Shares having a fair market value equal to the minimum statutory amount required to be withheld or such greater amount as the Administrator may determine; provided, in each case, that the delivery of such Shares will not result in any adverse accounting consequences, as the Administrator determines in its sole discretion; (d) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld or such greater amount as the Administrator may determine; provided, in each case, that the delivery of such Shares will not result in any adverse accounting consequences, as the Administrator determines in its sole discretion; (e) such other consideration and method of payment for the meeting of tax liabilities or withholding obligations as the Administrator may determine to the extent permitted by Applicable Laws; or (f) any combination of the foregoing. The amount of the withholding obligation will be deemed to include any amount that the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined or such greater amount as the Administrator may determine if such amount would not have adverse accounting consequences, as the Administrator determines in its sole discretion. The fair market value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

17. No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company or its Subsidiaries or Parents, as applicable, nor will they interfere in any way with the Participant’s right or the right of the Company and its Subsidiaries or Parents, as applicable, to terminate such relationship at any time with or without cause, free from any liability or claim under the Plan, to the extent permitted by Applicable Laws.

18. Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination to grant such Award, or such other later date as may be determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

19. Term of Plan. Subject to Section 23, the Plan will become effective upon the later to occur of (a) the date of its initial adoption by the Board, and (b) the date of its initial approval by the Company’s stockholders (such later date, the “Effective Date”). The Plan will continue in effect for a term of ten (10) years from the Effective Date, unless terminated earlier under Section 20. Notwithstanding the foregoing, no Options that qualify as incentive stock options within the meaning of Code Section 422 may be granted after ten (10) years from the earlier of the Board or stockholder approval of the Plan (or if earlier, upon termination of the Plan pursuant to Section 20).

20. Amendment and Termination of the Plan.

20.1 Amendment and Termination. The Administrator, in its sole discretion, may amend, alter, suspend or terminate the Plan, or any part thereof, at any time and for any reason.

20.2 Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

20.3 Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will materially impair the rights of any Participant under an outstanding Award, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company; provided that the conversion of the Participant’s Incentive Stock Options into Nonstatutory Stock Options as a result of any actions taken by the Administrator will neither constitute nor contribute toward constituting an impairment of the Participant’s rights under an outstanding Award for purposes of this Section 20.3. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

21. Conditions Upon Issuance of Shares.

21.1 Legal Compliance. Shares will not be issued pursuant to an Award, including without limitation upon exercise or vesting thereof, as applicable, unless the issuance and delivery of such Shares and unless the exercise or vesting of the Award, if and as applicable, and the issuance and delivery of such Shares will comply with Applicable Laws. If required by the Administrator, issuance will be further subject to the approval of counsel for the Company with respect to such compliance.

21.2 Investment Representations. As a condition to the exercise or vesting of an Award, the Company may require the person exercising or vesting in such Award to represent and warrant at the time of any such exercise or vesting that the Shares are being acquired only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

22. Inability to Obtain Authority. If the Company determines it to be impossible or impractical to obtain authority from any regulatory body having jurisdiction or to complete or comply with the requirements of any registration or other qualification of the Shares under any U.S. state or federal law or non‑U.S. law or under the rules and regulations of the U.S. Securities and Exchange Commission, the stock exchange on which Shares of the same class are then listed, or any other governmental or regulatory body, which authority, registration, qualification or rule compliance is deemed by the Company’s counsel to be necessary or advisable for the issuance and sale of any Shares hereunder, the Company will be relieved of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority, registration, qualification or rule compliance will not have been obtained.

23. Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

24. Forfeiture Events. The Administrator may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award will be subject to reduction, cancellation, forfeiture, recoupment, reimbursement or reacquisition upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, without limitation, termination of such Participant’s status as an employee or other service provider for cause or any specified action or inaction by a Participant, whether before or after such termination of employment or other service, that would constitute cause for termination of such Participant’s status as an employee or other service provider. Notwithstanding any provisions to the contrary under the Plan, all Awards granted under the Plan will be subject to reduction, cancellation, forfeiture, recoupment, reimbursement or reacquisition under any Company clawback policy that may be in effect at grant and any other clawback policy that the Company is required to adopt to comply with Applicable Laws, including without limitation pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act (collectively, the “Clawback Policy”). The Administrator may require a Participant to forfeit, return or reimburse the Company for all or a portion of the Award and any amounts paid thereunder pursuant to the terms of the Clawback Policy or as necessary or appropriate to comply with Applicable Laws, including without limitation any reacquisition right regarding previously acquired Shares or other cash or property. Unless this Section 24 specifically is mentioned and waived in an Award Agreement or other document, no recovery of compensation under a Clawback Policy or otherwise will constitute an event that triggers or contributes to any right of a Participant to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or any Parent or Subsidiary of the Company.

* * *

Annex B

CERTIFICATE OF AMENDMENT

TO THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

LEONABIO, INC.

LeonaBio, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Company”), does hereby certify as follows:

1.
The Company was originally incorporated under the name of M3 Biotechnology, Inc., and the original Certificate of Incorporation of the Company was filed with the Secretary of State of the State of Delaware on October 27, 2015.

2.
This Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company, as amended, was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware by the Board of Directors of the Company and the stockholders of the Company.

3.
Section 1 of Article IV of the Amended and Restated Certificate of Incorporation of the Company, as amended, is hereby amended and restated in its entirety to read as follows:

“Section 1. This Company is authorized to issue two classes of stock, to be designated, respectively, Common Stock and Preferred Stock. The total number of shares of stock that the Company shall have authority to issue is 500,000,000 shares, of which 400,000,000 shares are Common Stock, $0.0001 par value per share, and 100,000,000 shares are Preferred Stock, $0.0001 par value per share.”

4.
This Certificate of Amendment shall become effective on [●], 2026 at [●] Eastern Time.

IN WITNESS WHEREOF, the Company has caused this Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company, as amended, to be signed by a duly authorized officer of the Company, on [●], 2026.

LEONABIO, INC.
Mark Litton President and Chief Executive Officer

B-1

PRELIMINARY PROXY CARD - SUBJECT TO COMPLETION

SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/LONA2026SM You may attend the meeting via the internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. LEONABIO, INC. 18706 NORTH CREEK PARKWAY, SUITE 104 BOTHELL, WA 98011 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V82957-S30210 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED DETACH AND RETURN THIS PORTION ONLY LEONABIO, INC Vote on Proposals The Board of Directors recommends you vote FOR the following proposals: For Against Abstain 1. To approve the issuance of 5,502,402 shares of common stock, par value $0.0001 per share, or the common stock, pursuant to the exercise of a pre-funded warrant, or the Sermonix Pre-Funded Warrant, held by Sermonix Pharmaceuticals, Inc., or Sermonix, in accordance with Nasdaq Rule 5635(a)(2). 2. To approve the issuance of shares of common stock to Sermonix pursuant to an exercise of the Sermonix Pre-Funded Warrant if, immediately following such exercise, Sermonix, together with its affiliates and any other persons whose beneficial ownership of shares of common stock would be aggregated with Sermonix for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, would beneficially own in excess of 19.99% of our outstanding common stock, in accordance with Nasdaq Rule 5635(b). 3. To approve the issuance of shares of common stock to Perceptive Advisors or its affiliates pursuant to the exercise of warrants if, immediately following such exercise, Perceptive Advisors, together with its affiliates and any other persons whose beneficial ownership of shares of common stock would be aggregated with Perceptive Advisors for purposes of Section 13(d) of the Exchange Act, would beneficially own in excess of 19.99% of our outstanding common stock, in accordance with Nasdaq Rule 5635(b). 4. To approve the LeonaBio, Inc. 2026 Equity Incentive Plan. 5. To amend our amended and restated certificate of incorporation to increase the number of authorized shares of common stock. 6. To adjourn the Special Meeting, if necessary or appropriate in the view of the board of directors, including to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt any of Proposal 1, Proposal 2, Proposal 3, Proposal 4 or Proposal 5. The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned Stockholder(s). If no direction is made, this proxy will be voted FOR on items 1, 2, 3, 4, 5, and 6. If any other matters properly come before the meeting or any adjournment or postponement thereof, the persons named in this proxy are authorized to vote in their discretion. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at www.proxyvote.com. V82958-S30210 LEONABIO, INC. Special Meeting of Stockholders March 18, 2026 8:00 AM PT Via the internet at www.virtualshareholdermeeting.com/LONA2026SM THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS The stockholder(s) hereby appoint(s) Mark Litton, Robert Renninger and Mark Worthington, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of LeonaBio, Inc. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 8:00 AM PT on March 18, 2026, as a virtual meeting via live webcast on the internet, and any adjournment or postponement thereof. To attend the meeting via the internet, please visit www.virtualshareholdermeeting.com/LONA2026SM and have the information that is printed in the box marked by the arrow available and follow the instructions. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. CONTINUED AND TO BE SIGNED ON REVERSE SIDE